(Amendment no. 1)

SCHEDULE 14A
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WNC Housing Tax Credit Fund VI, L.P., Series 13
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WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13

NOTICE FOR ACTION BY WRITTEN CONSENT OF LIMITED PARTNERS

To the Limited Partners of WNC Housing Tax Credit Fund VI, L.P., Series 13

We are soliciting consent from the Limited Partners of WNC Housing Tax Credit Fund VI, L.P., Series 13 (the “Partnership”) to an amendment of the Partnership’s limited partnership agreement. The amendment would authorize the general partner of the Partnership to permit a sale of Partnership investments on terms not currently permitted. The proposed amendment is set forth in the accompanying Consent Solicitation Statement.

Because you are a holder of units in the Partnership, we are asking for your consent. Please carefully review the information in the enclosed Consent Solicitation Statement before voting. If you have any questions or require assistance in completing the enclosed Consent Card, please call WNC & Associates, Inc. Investor Services, at 1-714-662-5565, Extension 600.

DATED at Irvine, California this _______ day of __________, 2010.

WNC National Partners, LLC,
General Partner

IMPORTANT: YOUR PARTICIPATION IS VERY IMPORTANT. PLEASE COMPLETE THE ENCLOSED CONSENT FORM AND SIGN, DATE AND RETURN IT PROMPTLY BY MAIL OR FAX. FAILURE TO RETURN THE ENCLOSED CONSENT CARD WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.

    17782 Sky Park Circle • Irvine, CA 92614-6404 • Phone 714/662 5565 • Fax 714/708 8498

CONSENT SOLICITATION STATEMENT
PROPOSED ACTION BY WRITTEN CONSENT OF LIMITED PARTNERS OF
WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(the “Partnership”)

______________, 2010

SUMMARY QUESTIONS AND ANSWERS ABOUT
THIS CONSENT SOLICITATION STATEMENT

Q: Why have I received this Consent Solicitation Statement?

A: You have received this Consent Solicitation Statement because the Partnership’s general partner seeks the approval of the Partnership’s limited partners to the sale of two of the Partnership’s assets. You are entitled to vote because, according to the records of the Partnership, you owned Units on ___________, 2010. Even if you have sold some or all of your Units since that date, if you owned Units on ___________, 2010, you are entitled to vote.

Q: What does the Proposal involve?

A: We are proposing to sell all of the Partnership’s interests in two local limited partnerships to a related investment fund.

Q: How can the Proposal be approved?

A: The Proposal will be approved with the consent of a majority-in-interest of all limited partners.

Q: Why is the general partner proposing to sell the Partnership’s assets at this time?

A: Proceeds of the sales of the two local limited partnership interests will be used to invest in additional tax credits from a third local limited partnership owned by the Partnership, to retire its construction loan and to pay other debts and obligations of the third local limited partnership, including those resulting from cost overruns and those due to the general partner, and to restore reserves of the Partnership and the third local limited partnership.

Q: Does the general partner recommend that I consent to the Liquidation?

A: Yes. The general partner recommends that limited partners consent to the Proposal by marking the box entitled “FOR” with respect to the Proposal on the enclosed Consent Form and returning the Consent Form promptly in accordance with the voting procedures set forth below. The general partner anticipates that pursuing the proposed sales and reinvestment will cause the overall credit return of the Partnership to be maintained. Of course, there can be no assurance in this regard. And the general partner has some conflicts of interest in recommending the Proposal.

INTRODUCTION

The limited partners (the “Limited Partners”) of WNC Housing Tax Credit Fund VI, L.P., Series 13 (the “Partnership”) are being asked by the Partnership and its general partner, WNC National Partners, LLC (the “General Partner”) to consider and approve by written consent an amendment to the Partnership’s limited partnership agreement (the “Proposal”).

The Partnership is governed by its Agreement of Limited Partnership dated as of February 7, 2005, as amended to date (the “Partnership LPA”). The Proposal would permit the sale of Partnership investments to an affiliate of the General Partner in order to stabilize another investment. Sales to affiliates are not currently permitted under the Partnership LPA. As discussed in detail below, the General Partner believes that it is in the best interests of the Partnership to remove these restrictions with respect to two specific Partnership investments, and such amendment is the subject of the Proposal for which your consent is hereby solicited. The Partnership and the General Partner recommend approval of the Proposal.

The Partnership was formed in 2005 to raise capital through the sale of its units of limited partnership interest (the “Units”) and invest the net proceeds in entities (the “Local Limited Partnerships”) owning apartment housing generating Federal low income housing tax credits (“LIHTCs”) under Section 42 of the Internal Revenue Code. The Partnership invested in a total of 10 Local Limited Partnerships. The Partnership’s interests in the Local Limited Partnerships are referred to as “Local Limited Partnership Interests” herein.

THE PARTNERSHIP’S PORTFOLIO

Introduction

The Partnership used the net capital from its sale of Units to invest in 10 Local Limited Partnerships. At the time of the Partnership’s investment in a Local Limited Partnership, the Partnership entered into a limited partnership agreement or limited liability company operating agreement for the Local Limited Partnership (each, a “Local Limited Partnership Agreement”). Each Local Limited Partnership Agreement identified the anticipated LIHTCs to be generated by the relevant Local Limited Partnership, and the price per dollar of LIHTCs to be paid by the Partnership as its capital contribution to the Local Limited Partnership.

Property	Location	Amount Required to be Invested	Amount Invested
Head Circle, L.P.	Ruleville, MS	$463,553	$463,553
FDI-Park Place, LTD.	Bellville, TX	$757,672	$757,672
FDI-County Square, LTD.	Lone Star, TX	$605,248	$605,248
Grove Village Limited Partnership	Dallas, TX	$3,042,924	$2,586,486
Pleasant Village Limited Partnership	Dallas, TX	$2,849,600	$2,707,120
909 4th YMCA Limited Partnership	Seattle, WA	$508,374	$508,374
Davenport Housing VII, L.P.	Davenport, IA	$2,253,208	$2,253,208
Sierra’s Run, L.P.	Fernley, NV	$1,931,774	$1,931,577
Crestview Housing Limited Partnership	Bigfork, MT	$1,973,287	$1,880,182
Fernwood Meadows Limited Partnership	Fernley, NV	$2,012,637	$2,012,637

Davenport Housing VII

Introduction. The Partnership invested in Davenport Housing VII, L.P., an Iowa limited partnership (“Davenport VII”), pursuant to a Local Limited Partnership Agreement dated as of June 6, 2007. Davenport VII owns the Marycrest Senior Housing IV apartment complex. At the date of the Partnership’s investment, the local general partner of Davenport VII was Signature Holding Company (“Signature”), an Iowa corporation that is not an affiliate of the General Partner.

As described in greater detail below, Marycrest Senior Housing IV will generate significantly greater LIHTCs than anticipated at the time of the Partnership’s investment therein. The amount of LIHTCs anticipated to be allocated to the Partnership as the limited partner of Davenport Housing VII at the time of the Partnership’s investment was 99.98% of $2,748,090, or $2,747,540, commencing in 2007. Marycrest Senior Housing IV has been completed, and the revised projected total LIHTCs are in the amount of approximately $6,030,150, which are expected to be available over an eleven-year credit period commencing with January 2010. In addition, Marycrest Senior Housing IV has received federal historic tax credits (“Historic Credits”) under Section 47 of the Internal Revenue Code in the amount of approximately $442,986. Iowa State historic tax credits are also expected to be available in the amount of approximately $1,205,000 (see “Organization, Development and Construction” below).

Davenport VII requires funds in addition to the capital already invested by the Partnership and advances already made by the General Partner and the Partnership in order to retire the construction loan and to pay certain construction and development costs that remain unpaid. The construction loan will not be converted to a permanent loan. If the construction loan is retired, the permanent mortgage debt will consist of a loan of $53,333 from Signature, a loan of $100,000 or more from Scott County Housing Council, and a loan of $274,000 funded with HOME program proceeds.

Organization, Development and Construction. The Partnership invested in Davenport VII in June 2007. At the date of the Partnership’s admission to Davenport VII, the general partner of Davenport VII was Signature. Concurrently with the Partnership’s admission as limited partner, WNC Housing, L.P. was admitted as special limited partner (“SLP”), and Iowa Tax Credit Fund X, LP, an Iowa limited partnership (“Iowa TCF”) was admitted as Class B limited partner. Iowa TCF was formed by Signature, and it was expected that Signature would syndicate Iowa TCF and that Iowa TCF would pay for and receive Iowa State historic tax credits from Davenport VII. In connection with the removal of Signature (described below), the General Partner has taken control of Iowa TCF and it is now expected that Iowa TCF will withdraw from Davenport VII.

Davenport VII owns Marycrest Senior Housing IV, one phase of a multi-phase affordable housing complex in Davenport, Scott County, Iowa. The other phases of the housing complex are owned by entities not affiliated with the General Partner. Two of them are affordable apartment properties, and one is a market-rate property.

Marycrest Senior Housing IV was originally scheduled for completion in June 2008. Significant issues arose in connection with its development and construction. The General Partner became concerned with the performance of Signature and investigated courses of action to address certain problems, including negotiations with Iowa Finance Authority seeking mutually acceptable remedies. The General Partner notified Signature of Signature’s failure to perform and other improper acts, which include Signature’s payment to itself of one-half of the $360,000 development fee, and the suspected use by Signature of Davenport VII funds for purposes other than the benefit of Davenport VII. In agreement with Iowa Finance Authority, the Partnership, the other limited partners of Davenport VII, and Signature agreed that Shelter Resource Corporation, an affiliate of the General Partner, would be admitted as managing general partner of Davenport VII and would cause the proper completion of Marycrest Senior Housing IV, and that Signature would be redesignated as administrative general partner. A First Amendment to the Local Limited Partnership Agreement was executed on November 3, 2008 to effect those changes. As Marycrest Senior Housing IV neared completion, Iowa Finance Authority agreed that Signature should be removed altogether from the Davenport VII, and the Partnership, the other limited partners of Davenport VII and SRC did so. A Second Amendment to the Local Limited Partnership Agreement was executed in November 2009, removing Signature from Davenport VII. Signature was a general partner in three other local limited partnerships invested in by investment funds syndicated by affiliates of the General Partner, and it has been removed from all of them as well.

Marycrest Senior Housing IV received its certificate of occupancy and was placed in service on December 1, 2009. In the very near term, the Valley Bank construction loan in the amount of approximately $2,500,000, and unpaid construction costs, must be paid (the “Obligations”). The unpaid construction costs are estimated to be $403,000. Total construction costs were greater than anticipated due primarily to improper acts of Signature. Other factor include costs increases due to delays and the passage of time, and an expansion of the scope of the work.

The substantial increase in the LIHTCs for Davenport VII is due to the increased construction costs of Marycrest Senior Housing IV. Marycrest Senior Housing IV has sufficient basis to support the allocation of all LIHTCs without payment of the unpaid balance of the development fee. Accordingly, SRC has waived the unpaid portion of the development fee in the amount of $180,000 to which it was entitled under the Davenport VII Local Limited Partnership Agreement when it became managing general partner. The revised price per dollar of LIHTC for Davenport VII has been reduced from $0.82 to $0.75. The price per dollar of Historic Tax Credit is $0.50.

Unlike Historic Tax Credits, Iowa State historic tax credits are represented by a certificate. The Partnership has been advised by its tax advisers that the certificate can be issued to any partner of a partnership, and that the Iowa State historic tax credit is refundable. As part of the plan to finance Davenport VII’s development and construction costs, Davenport VII will issue the certificate to SRC in 2010. This is being done as an accommodation to Davenport VII and as a means to raise funds from the Iowa State historic tax credits. SRC will receive a refund from the State of Iowa in the amount of the Iowa State historic tax credits. SRC will have to include the amount thereof in its 2010 federal income, and pay federal tax thereon. At an assumed federal income tax rate of 35%, the net amount of $783,000 will be paid by SRC to Davenport VII upon SRC’s receipt thereof. The net amount is equal to the credits of $1,205,000 multiplied by 65%. If the tax rate payable on the gross income proves to be less than 35%, SRC will pay the proportionate difference to Davenport VII after that amount has been determined. Accordingly, SRC will receive no benefit for this accommodation to Davenport VII.

New Financing. The General Partner has developed a plan to generate the amount necessary to pay the Obligations (the “Proposal”). If the Proposal is approved by a majority in interest of the Limited Partners, the Partnership will complete the sale of two of its other Local Limited Partnership Interests to another investment fund syndicated by the General Partner (the “Affiliated Fund”), and use the proceeds to pay all or most of the Obligations. Any amount of Obligations not paid as a consequence of the Proposal would be paid by the cash flow generated from the Iowa State historic tax credits, as described in the preceding section. The General Partner selected the Local Limited Partnership Interests in Fernwood Meadows Limited Partnership (“Fernwood”) and Sierra’s Run Limited Partnership (“Sierra”) as the assets to be sold. The properties of Fernwood and Sierra have been completed and been placed in service, and have generated to the Limited Partners approximately 20% of the total LIHTCs they are expected to generate. Through 2009, the Limited Partners were allocated approximately $474,995 and $454,536 in LIHTCs from Fernwood and Sierra, respectively, with approximately $1,894,118 and $1,818,367 expected to be generated over the remainder of the tax credit period. The remainder of the tax credit period is eight years. In February 2010, the Partnership sold the Fernwood and Sierra Local Limited Partnership Interests to the Affiliated Fund for an amount equal to $0.77 per remaining LIHTC, or an aggregate of $2,829,427 after reduction of the foregoing amounts for the January 2010 LIHTCs to be allocated to the Partnership. Primarily, the price was determined by the amount that would yield the investors in the Affiliated Fund that which they have received to date. The sum of $2,829,427 and $783,000 (the amount to be contributed by the General Partner as described above) is sufficient to retire the Obligations. The sales of Fernwood and Sierra are subject to the condition subsequent that the Limited Partners approve the sale by majority vote.

The General Partner selected the Local Limited Partnership Interests in Fernwood and Sierra as the assets to be sold based on a combination of factors. Other properties of the Partnership are larger, urban properties, and / or have some operational issues that would make a sale difficult.

The General Partner neither sought nor obtained an appraisal of the value of the Fernwood or Sierra Local Limited Partnership Interests or of the properties of Fernwood or Sierra. The interests were not listed for sale nor did the General Partner seek or obtain any fairness opinion regarding the Proposal. Accordingly, there can be no assurance that $0.77 per credit is the highest price that could have been obtained from a third party purchaser. However, the General Partner has extensive experience in the LIHTC industry, and it participates actively in industry seminars and has extensive relationships within the industry. The General Partner believes that a price of $0.77 per $1.00 of LIHTC is at least equal to the current market prices for tax credit properties in general. As one consequence of the recession, there is essentially no market for small rural properties, and Fernwood and Sierra were of interest to the investors in the Affiliated Fund because they represent a very small percentage of its entire portfolio and are within the Community Reinvestment Act footprint of certain of its institutional investors.

As indicated above, the sales of Fernwood and Sierra are subject to the condition subsequent that the Limited Partners approve the sale by majority vote. If the Proposal is approved the sale will be final, and the proceeds would be used to pay the Obligations. Amounts in excess thereof would be used: (1) to establish Partnership reserves of at least $300,000, and (2) to repay the General Partner’s advances of approximately $761,500.

Prior Solicitation. During 2008, the General Partner sought and received the approval of a majority in interest of the Limited Partners to the sale to an affiliate of the additional LIHTCs being generated by Davenport Housing VII, as well as the additional LIHTCs generated by two other Local Limited Partnerships, Pleasant Village Limited Partnership (“Pleasant Village”) and Grove Village Limited Partnership (“Grove Village”). The General Partner was unable to sell the additional credits of any of those Local Limited Partnerships. The local general partner of Pleasant Village and Grove Village is entitled to sell the additional LIHTCs not invested in by the Partnership, but as yet has been unable to find a buyer. To date, the additional LIHTCs have been allocated to the Partnership as a consequence.

PROPOSAL – AMENDMENT TO PARTNERSHIP LPA

The Partnership LPA prohibits the Partnership from selling its investments to persons affiliated with the General Partner. Section 5.3.2(vi) of the Partnership LPA states as follows:
“except as provided in Sections 5.3.1(vii), (viii) or (ix) hereof, the Partnership shall not sell any Local Limited Partnership Interest to the General Partner or any of its Affiliates;”

   The General Partner believes it is in the best interests of the Partnership to retain the Partnership’s Local Limited Partnership Interest in Davenport VII. To do so, the Obligations must be paid. For the reasons set forth above under “The Partnership’s Portfolio – Davenport Housing VII,” the General Partner believes the best way to retire the Obligations is to sell other of the Partnership’s assets, and identified the Local Limited Partnership Interests in Fernwood and Sierra for sale.

The Proposal entails approval of the sale of the Fernwood and Sierra Local Limited Partnership Interests to the Affiliated Fund. Specifically, the Proposal is to amend the Partnership LPA by adding Section 5.2.6 thereto to read in its entirety as follows:

“The provisions of Section 5.3.2(vi) shall be inapplicable to the sale of the Local Limited Partnership Interests in Fernwood Meadows Limited Partnership and Sierra’s Run Limited Partnership, and the General Partner shall be permitted to sell such  Local Limited Partnership Interests to an Affiliate of the General Partner, provided that the combined net proceeds to the Partnership from such sales is an amount at least equal to $2,829,427.”

Under the Internal Revenue Code, the sale of an interest in a limited partnership owning a LIHTC property (such as Fernwood and Sierra) will result in a recapture of a portion of the LIHTCs unless it were reasonable to expect that the LIHTC property would continue to be operated as qualified low income housing for the balance of the 15-year tax credit compliance period. The compliance period commences with the year the property is placed in service. Under the Proposal, the General Partner believes it is reasonable to expect that the Fernwood and Sierra apartment complexes will continue to be operated as qualified low income housing.

Under the Internal Revenue Code, the sale of an interest in a limited partnership owning a Historic Tax Credit property will result in a recapture of all or a portion of the Historic Tax Credits if sold within five years of the placed in service date. Neither the apartment complex of Fernwood nor the apartment complex of Sierra has generated Historic Tax Credits.

FAILURE TO APPROVE THE PROPOSAL

If the Limited Partners choose not to approve the Proposal by a majority in interest, then the Partnership would repurchase the Fernwood and Sierra Local Limited Partnership Interests and the General Partner would have to seek other means to retire the Obligations. This could include the sale of the Local Limited Partnership Interests in Fernwood and Sierra to third parties, or the sale of other of the Partnership’s Local Limited Partnership Interests to third parties. The Partnership’s current list of properties is included above under “The Partnership’s Portfolio – Introduction.” There is no assurance that another sale could be arranged on satisfactory terms.

If the Partnership were required to sell its Local Limited Partnership Interest in Davenport VII, there would be recapture of the Historic Tax Credits as follows: 100% recapture if the sale occurs less than one year after the property is first placed in service; 80% recapture after one year, 60% after two years, 40% after three years, 20% after four years and no recapture after five years. With the exception of Davenport VII, none of the Local Limited Partnerships have generated Historic Tax Credits.

If any Local Limited Partnership Interest or any apartment complex owned by a Local Limited Partnership were sold, there would be recapture to the Limited Partners of LIHTCs claimed for such asset unless it were reasonable to expect that the apartment complex would continue to be operated as qualified low income housing for the balance of the 15-year tax credit compliance period. If recapture of LIHTCs occurs, interest also will be charged on the recapture amount calculated from the due date for filing the return for the year any recapture amount was claimed. Recapture is of the accelerated portion of the LIHTCs. The accelerated portion of the LIHTCs in any year is the amount of the LIHTCs determined for the year less the amount which would have been determined for the year if all LIHTCs had been allowable ratably over the 15-year compliance period. LIHTCs are recaptured in the year of noncompliance as follows:

Year of Event Giving Rise to Recapture	Portion Recaptured

1-11	5/15
12	4/15
13	3/15
14	2/15
15	1/15
After Year 15	0

CONFLICTS AND OTHER SPECIAL FACTORS

A number of special factors apply to the Proposal. Some are described elsewhere in this Consent Solicitation Statement. Limited Partners are urged to read all of this Consent Solicitation Statement carefully.

The General Partner developed the Proposal as a means for (i) Davenport VII to retire the Obligations, and (ii) the Partnership to avoid the recapture of Historic Tax Credits that would result from the sale of the Davenport VII Local Limited Partnership Interest or Marycrest Senior Housing IV, and to avert the possibility of LIHTC recapture that could occur on the disposition of its other Local Limited Partnership Interests. Through the exercise of its best business judgment, the General Partner has proposed the Proposal as the best means of doing so. However, in the absence of listing all of the Partnership’s Local Limited Partnership Interests for sale, there can be no assurance that the best course was to sell Fernwood and Sierra (as opposed to another Local Limited Partnership Interest or combination of Local Limited Partnership Interests) on the terms outlined herein. The General Partner may have other business dealings that could raise potential for conflicts of interest as the General Partner could be influenced by the demands of such other transactions. Proceeds of the sale in excess of the Obligations will be used to pay General Partner advances. However, the General Partner is bound by its fiduciary duty to the Partnership to consider only the best interests of the Partnership in proposing and presenting the Proposal.

It is important to note that, even if the Obligations are retired, there is no assurance of successful operation of Marycrest Senior Housing IV. The property consists of 20 residential units, six of which were occupied as of March 31, 2010. The General Partner believes that the property will be self-sustaining with full occupancy, but there can be no guarantees in this regard. The occupancy rates at Fernwood and Sierra were 100% each as of the date of sale. Fernwood and Sierra are currently self-sustaining. The Partnership has used most of its reserves in supporting its existing investments, and it is possible that the General Partner may have to advance funds in the future to pay Partnership operating expenses.

VOTING RIGHTS AND PROCEDURES

The only outstanding voting security of the Partnership is the Units.

All Limited Partners as of _______ ___, 2010 (the “Record Date”) are entitled to notice of and to vote on the Proposal. As of _______ ___, 2010 there were 20,981 Units outstanding and 948 Limited Partners or assignees entitled to vote such Units. The Proposal will require the favorable vote of a majority-in-interest of the Limited Partners.

As of the Record Date no person or group of related persons was known by the Partnership to be the beneficial owner of more than 5% of the Units. Neither the General Partner, nor any of its affiliates, owns any of the Units.

No meeting will be held with regard to the Proposal or the solicitation of the Limited Partners. Voting may be accomplished by completing and returning to the offices of the Partnership the form of Written Consent included herewith. Only Written Consents received prior to the close of business on the date (the “Action Date”) which is the earlier of: (1) the date on which the Partnership receives approval and/or disapproval of the Proposal from a majority-in-interest of the Limited Partners, or (2) ________ ___, 2010 (unless such latter date is extended by the General Partner), will be counted. However, Limited Partners are urged to return their Written Consents at the earliest practicable date.

The Partnership’s offices are located at 17782 Sky Park Circle, Irvine, California 92614, and its telephone number is (714) 662-5565.

If a Limited Partner has delivered an executed Written Consent to the Partnership, the Limited Partner may revoke such Written Consent no later than the close of business on the date immediately preceding the Action Date. As of the Action Date, the Proposal will either be approved or disapproved. The only method for revoking a Written Consent is by the delivery to the Partnership prior to the Action Date of a written instrument executed by the Limited Partner who executed the Written Consent stating that the Written Consent previously executed and delivered is thereby revoked. Other than the substance of the revocation so described, no specific form is required for such revocation. An instrument of revocation will be effective only upon its actual receipt by the Partnership prior to the Action Date at the Partnership’s offices.

Under California law, there are no rights of dissenters with regard to the Proposal.

This solicitation is being made by the Partnership and the General Partner. The cost of this solicitation of Written Consents is being borne by the Partnership. Such solicitation is being made by mail and, in addition, may be made by officers and employees of the General Partner, either in person or by telephone or email.

This Consent Solicitation Statement has been filed with the Securities and Exchange Commission. However, the Proposal has not been approved or disapproved by the SEC nor has the SEC passed upon the fairness or merits of the Proposal nor upon the accuracy or adequacy of the information included herein. Any representation to the contrary is unlawful.

FINANCIAL INFORMATION

The following financial information is included as part of this Consent Solicitation Statement:

WNC Housing Tax Credit Fund VI, L.P., Series 13

Report of Independent Registered Public Accounting Firm
Balance Sheets, March 31, 2009 and 2008
Statements of Operations for the years ended March 31, 2009, 2008 and 2007
Statements of Partners’ Equity (Deficit) for the years ended March 31, 2009, 2008 and 2007
Statements of Cash Flows for the years ended March 31, 2009, 2008 and 2007
Notes to Financial Statements

Pro Forma Balance Sheet, March 31, 2009 (Unaudited)
Pro Forma Statements of Operations for the year ended March 31, 2009 (Unaudited)
Notes to Pro Forma Financial Information (Unaudited)
Balance Sheets, December 31, 2009 and March 31, 2009
Statements of Operations for the three and nine months ended December 31, 2009 and 2008
Statement of Partners’ Equity (Deficit) for the nine months ended December 31, 2009
Statements of Cash Flows for the nine months ended December 31, 2009 and 2008
Notes to Financial Statements

Pro Forma Balance Sheets as of December 31, 2009 (Unaudited)
Pro Forma Statements of Operations for the nine months ended December 31, 2009 (Unaudited)
Notes to Pro forma Financial Information (Unaudited)

Fernwood Meadows Limited Partnership

Report of Independent Registered Public Accounting Firm
Balance Sheets, December 31, 2009 and 2008
Statements of Operations for the years ended December 31, 2009 and 2008
Statements of Changes in Partners’ Equity for the years ended December 31, 2009 and 2008
Statements of Cash Flows for the years ended December 31, 2009 and 2008
Notes to Financial Statements

Sierra’s Run Limited Partnership

Report of Independent Registered Public Accounting Firm
Balance Sheets, December 31, 2009 and 2008
Statements of Operations for the years ended December 31, 2009 and 2008
Statements of Changes in Partners’ Equity for the years ended December 31, 2009 and 2008
Statements of Cash Flows for the years ended December 31, 2009 and 2008
Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Partners
WNC Housing Tax Credit Fund VI, L.P., Series 13

We have audited the accompanying balance sheets of WNC Housing Tax Credit Fund VI, L.P., Series 13 (a California Limited Partnership) (the Partnership) as of March 31, 2009, 2008, 2007 and 2006, and the related statements of operations, partners’ equity (deficit) and cash flows for each of the years in the four-year period ended March 31, 2009.  The Partnership’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain local limited partnerships for which investments represent $6,066,353, $8,363,382, $432,113 and $0 of the total Partnership assets as of March 31, 2009, 2008, 2007 and 2006, respectively, and $(2,254,801), $(1,609,127), $(31,301) and $0 of the total Partnership loss for the years ended March 31, 2009, 2008, 2007 and 2006, respectively.  Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those local limited partnerships, is based solely on the reports of the other auditors.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of WNC Housing Tax Credit Fund VI, L.P., Series 13 (a California Limited Partnership) as of March 31, 2009, 2008, 2007 and 2006, and the results of its operations and its cash flows for each of the years in the four-year period ended March 31, 2009, in conformity with accounting principles generally accepted in the United States of America.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole.  The schedules listed under Item 15(a)(2) in the index related to years above are presented for the purpose of complying with the Securities and Exchange Commission’s rules and are not part of the basic financial statements. These schedules have been subjected to the auditing procedures applied to the audits of the basic financial statements and, in our opinion, fairly state in all material respects the financial statement data required to be set forth therein in relation to the basic financial statements taken as a whole.

Bethesda, Maryland
March 31, 2010

PAILET, MEUNIER and LeBLANC, L.L.P.
Certified Public Accountants
Management Consultants

INDEPENDENT AUDITOR’S REPORT

To the Partners
HEAD CIRCLE, L.P.

We have audited the accompanying balance sheets of HEAD CIRCLE, L.P., RHS PROJEST NO. 28-067-342016511, as of December 31, 2006 and 2005 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HEAD CIRCLE, L.P. as of December 31, 2006 and 2005 the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 28, 2007 on our consideration of HEAD CIRCLE, L.P.’s internal control over financial reporting and on its compliance with laws and regulations applicable to the financial statements.

/s/ Pailet, Meunier and LeBlanc, L.L.P,

Metairie, Louisiana
January 28, 2007

3421 N. Causeway Blvd., Suite 701, Metairie, LA 70002    Telephone (504) 837-0770 . Fax (504) 837-7102
Member of
IGAF Worldwide – Member Firms in Principal Cities – PCAOB – Public Company Accounting Oversight Board
AICPA Centers – Center for Public Company Audit Firms (SEC)
Governmental Audit Quality Center – Private Companies Practice Section (PCPS)

PAILET, MEUNIER and LeBLANC, L.L.P.
Certified Public Accountants
Management Consultants

INDEPENDENT AUDITOR’S REPORT

To the Partners
HEAD CIRCLE, L.P.
Ruleville, Mississippi

and

USDA Rural Development Servicing Office
Greenville, Mississippi

We have audited the accompanying balance sheets of HEAD CIRCLE, L.P., RHS PROJEST NO. 28-067-342016511, as of December 31, 2007 and 2006 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HEAD CIRCLE, L.P. as of December 31, 2007 and 2006 the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 15, 2008 on our consideration of HEAD CIRCLE, L.P.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of out audit.

/s/ Pailet, Meunier and LeBlanc, L.L.P,

Metairie, Louisiana
February 15, 2008

3421 N. Causeway Blvd., Suite 701, Metairie, LA 70002    Telephone (504) 837-0770 . Fax (504) 837-7102
Member of
IGAF Worldwide – Member Firms in Principal Cities – PCAOB – Public Company Accounting Oversight Board
AICPA Centers – Center for Public Company Audit Firms (SEC)
Governmental Audit Quality Center – Private Companies Practice Section (PCPS)

PAILET, MEUNIER and LeBLANC, L.L.P.
Certified Public Accountants
Management Consultants

INDEPENDENT AUDITOR’S REPORT

To the Partners
HEAD CIRCLE, L.P.
Ruleville, Mississippi

and

USDA Rural Development Servicing Office
Greenville, Mississippi

We have audited the accompanying balance sheets of HEAD CIRCLE, L.P., RHS PROJEST NO. 28-067-038654099, as of December 31, 2008 and 2007 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HEAD CIRCLE, L.P. as of December 31, 2008 and 2007 the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 6, 2009 on our consideration of HEAD CIRCLE, L.P.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of out audit.

/s/ Pailet, Meunier and LeBlanc, L.L.P,

Metairie, Louisiana
February 6, 2009

3421 N. Causeway Blvd., Suite 701, Metairie, LA 70002    Telephone (504) 837-0770 . Fax (504) 837-7102
Member of
IGAF Worldwide – Member Firms in Principal Cities – PCAOB – Public Company Accounting Oversight Board
AICPA Centers – Center for Public Company Audit Firms (SEC)
Governmental Audit Quality Center – Private Companies Practice Section (PCPS)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners
Fernwood Meadows, L.P.
Fernley, Nevada

We have audited the accompanying balance sheets of Fernwood Meadows, L.P. (the Partnership), as of December 31, 2008 and 2007, and the related statements of operations, changes in partners’ equity and cash flows for the year ended December 31, 2008 and the period from November 2, 2007 (inception) to December 31, 2007. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards of the Public Company Accounting Oversight Board (United States of America) and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express on such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2008 and 2007, and the results of its operations, changes in partners’ equity and cash flows for the year ended December 31, 2008 and the period from November 2, 2007 (inception) to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated March 25, 2009, on our consideration of the Partnership’s internal control over financial reporting and out tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the result of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern and do not include any adjustments that might result from the outcome of this uncertainty. The accompanying supplemental information shown on page 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the partnership. Such information had been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Child, Van Wagoner & Bradshaw, PLLC

Child, Van Wagoner & Bradshaw, PLLC
Kaysville, Utah
March 25, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners
Sierra’s Run L.P.
Fernley, Nevada

We have audited the accompanying balance sheets of Sierra’s Run L.P. (the Partnership), as of December 31, 2008 and 2007, and the related statements of operations, changes in partners’ equity and cash flows for the year ended December 31, 2008, and the period from March 12, 2007 (inception) through December 31, 2007. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards of the Public Company Accounting Oversight Board (United States of America) and the standards applicable to financial audits contained in Government Auditing Standards, issued by the comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express on such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2008 and 2007, and the results of its operations, and its cash flows for the year ended December 31, 2008, and the period of March 12, 2007 (inception) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated March 26, 2009, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the result of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern and do not include any adjustments that might result from the outcome of this uncertainty. The accompanying supplemental information shown on page 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information had been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Child, Van Wagoner & Bradshaw, PLLC

Child, Van Wagoner & Bradshaw, PLLC
Kaysville, Utah
March 26, 2009

PAILET, MEUNIER and LeBLANC, L.L.P.
Certified Public Accountants
Management Consultants

INDEPENDENT AUDITOR’S REPORT

To the Partners
Pleasant Village Limited Partnership
Portland, Oregon

We have audited the accompanying balance sheets of Pleasant Village Limited Partnership, HUD section 8 contract Nos. TX16L000047 and TX16M000310, as of December 31, 2007 and the related statements of income, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pleasant Village Limited Partnership HUD section 8 contract Nos. TX16L000047 and TX16M000310, as of December 31, 2007 and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated July 1, 2008 on our consideration of Pleasant Village Limited Partnership’s internal control, and reports dated July 1, 2008, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

/s/ Pailet, Meunier and LeBlanc, L.L.P,

Metairie, Louisiana
July 1, 2008

3421 N. Causeway Blvd., Suite 701, Metairie, LA 70002    Telephone (504) 837-0770. Fax (504) 837-7102
Member of
IGAF Worldwide – Member Firms in Principal Cities – PCAOB – Public Company Accounting Oversight Board
AICPA Centers – Center for Public Company Audit Firms (SEC)
Governmental Audit Quality Center – Private Companies Practice Section (PCPS)

PAILET, MEUNIER and LeBLANC, L.L.P.
Certified Public Accountants
Management Consultants

INDEPENDENT AUDITOR’S REPORT

To the Partners
Pleasant Village Limited Partnership
Portland, Oregon

We have audited the accompanying balance sheets of Pleasant Village Limited Partnership, HUD section 8 contract Nos. TX16L000047 and TX16M000310, as of December 31, 2008 and the related statements of income, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pleasant Village Limited Partnership HUD section 8 contract Nos. TX16L000047 and TX16M000310, as of December 31, 2008 and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated May 7, 2009 on our consideration of Pleasant Village Limited Partnership’s internal control, and reports dated May 7, 2009 on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

/s/ Pailet, Meunier and LeBlanc, L.L.P,

Metairie, Louisiana
May 7, 2009

3421 N. Causeway Blvd., Suite 701, Metairie, LA 70002    Telephone (504) 837-0770. Fax (504) 837-7102
Member of
IGAF Worldwide – Member Firms in Principal Cities – PCAOB – Public Company Accounting Oversight Board
AICPA Centers – Center for Public Company Audit Firms (SEC)
Governmental Audit Quality Center – Private Companies Practice Section (PCPS)

PAILET, MEUNIER and LeBLANC, L.L.P.
Certified Public Accountants
Management Consultants

INDEPENDENT AUDITOR’S REPORT

To the Partners
Grove Village Limited Partnership
Portland, Oregon

We have audited the accompanying balance sheets of Grove Village Limited Partnership, owner of Grove Village Limited Partnership, HUD section 8 contract Nos. TX16L00024 and TX16M000311, as of December 31, 2008 and the related statements of operation, changes in partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grove Village Limited Partnership as of December 31, 2008 and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated May 7, 2009 on our consideration of Grove Village Limited Partnership’s internal control, and reports dated May 7, 2009, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

/s/ Pailet, Meunier and LeBlanc, L.L.P,

Metairie, Louisiana
May 7, 2009

3421 N. Causeway Blvd., Suite 701, Metairie, LA 70002    Telephone (504) 837-0770. Fax (504) 837-7102
Member of
IGAF Worldwide – Member Firms in Principal Cities – PCAOB – Public Company Accounting Oversight Board
AICPA Centers – Center for Public Company Audit Firms (SEC)
Governmental Audit Quality Center – Private Companies Practice Section (PCPS)

PAILET, MEUNIER and LeBLANC, L.L.P.
Certified Public Accountants
Management Consultants

INDEPENDENT AUDITOR’S REPORT

To the Partners
Grove Village Limited Partnership
Portland, Oregon

We have audited the accompanying balance sheets of Grove Village Limited Partnership, owner of Grove Village Limited Partnership, HUD section 8 contract Nos. TX16L00024 and TX16M000311, as of December 31, 2007 and the related statements of operation, changes in partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grove Village Limited Partnership as of December 31, 2007 and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated June 30, 2008 on our consideration of Grove Village Limited Partnership’s internal control, and reports dated June 30, 2008, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

/s/ Pailet, Meunier and LeBlanc, L.L.P,

Metairie, Louisiana
June 30, 2008

3421 N. Causeway Blvd., Suite 701, Metairie, LA 70002    Telephone (504) 837-0770. Fax (504) 837-7102
Member of
IGAF Worldwide – Member Firms in Principal Cities – PCAOB – Public Company Accounting Oversight Board
AICPA Centers – Center for Public Company Audit Firms (SEC)
Governmental Audit Quality Center – Private Companies Practice Section (PCPS)

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

BALANCE SHEETS

	March 31,
	2009	2008	2007	2006
ASSETS
Cash and cash equivalents	$1,522,248	$3,715,123	$11,964,300	$5,247,602
Investments in Local Limited Partnerships, net (Notes 2 and 3)	13,242,305	15,943,480	8,726,771	-
Due from dealers and investors (Note 6)	-	-	-	816,640
Prepaid acquisition fees and costs (Note 3)	-	-	910,151	692,190
Total Assets	$14,764,553	$19,658,603	$21,601,222	$6,756,432

LIABILITIES AND PARTNERS’ EQUITY (DEFICIT)

Liabilities:
Payables to Local Limited Partnerships (Note 4)	$1,110,039	$3,353,604	$3,641,780	$-
Accrued fees and expenses due to General Partner and Affiliates (Note 3)	291,539	111,896	83,688	120,215
Accrued expenses	-	17,765	8,000	-
Due to investors (Note 7)	-	-	-	27,500
Total Liabilities	1,401,578	3,483,265	3,733,468	147,715

Partners’ equity (deficit)
General Partner	(4,796)	(1,984)	(174)	26
Limited Partners (25,000 Partnership Units authorized, 20,981, 20,981, 20,981 and 7,691 Partnership Units issued and outstanding at March 31, 2009, 2008, 2007 and 2006, respectively)	13,367,771	16,177,322	17,867,928	6,608,691

Total Partners’ Equity (Deficit)	13,362,975	16,175,338	17,867,754	6,608,717
Total Liabilities and Partners’ Equity	$14,764,553	$19,658,603	$21,601,222	$6,756,432

See accompanying notes to financial statements

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

STATEMENTS OF OPERATIONS

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

	For the Years Ended March 31,
	2009	2008	2007	For The Period December 14, 2005 (Date Operations Commenced) through March 31, 2006

Reporting fees	$7,333	$-	$-	$-
Other income	-	7	9	-
Total operating income	7,333	7	9	-

Operating expenses:
Amortization	68,700	57,368	21,867	-
Asset management fees	178,693	157,777	79,518	-
Asset management expenses	15,047	18,372	13,862	-
Organization costs	-	-	-	75,000
Accounting and legal fees	19,861	14,596	28,247	500
Write off of advances to a Local Limited Partnership (Note 8)	22,311	-	-	-
Impairment loss	80,344	-	-	-
Other	3,927	6,369	4,586	1,065
Total operating expenses	388,883	254,482	148,080	76,565

Loss from operations	(381,550)	(254,475)	(148,071)	(76,565)

Equity in losses of Local Limited Partnerships	(2,443,000)	(1,859,713)	(453,675)	-

Interest income	12,187	303,809	402,245	2,227

Net loss	$(2,812,363)	$(1,810,379)	$(199,501)	$(74,338)

Net loss allocated to:
General Partner	$(2,812)	$(1,810)	$(200)	$(74)

Limited Partners	$(2,809,551)	$(1,808,569)	$(199,301)	$(74,264)

Net loss per Partnership Unit	$(133.91)	$(86.20)	$(11.42)	$(16.04)

Outstanding weighted Partnership Units	20,981	20,981	17,456	4,630

See accompanying notes to financial statements

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

STATEMENTS OF PARTNERS’ EQUITY

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

	General Partner	Limited Partners	Total

Contribution from General Partner and initial limited partner	$100	$1,000	$1,100

Partners’ equity at March 31, 2005	100	1,000	1,100

Sale of Partnership Units (net of discounts of $15)	-	7,690,985	7,690,985

Sale of Partnership Units issued in exchange for promissory notes (Note 6)	-	(117,500)	(117,500)

Offering expenses	-	(891,530)	(891,530)

Net loss	(74)	(74,264)	(74,338)

Partners’ equity at March 31, 2006	26	6,608,691	6,608,717

Sale of Partnership Units (net of discounts of $15,585)	-	13,274,415	13,274,415

Sale of Partnership Units issued in exchange for promissory notes (Note 6)	-	(24,585)	(24,585)

Offering expenses	-	(1,721,292)	(1,721,292)

Syndication costs		(70,000)	(70,000)

Net loss	(200)	(199,301)	(199,501)

Partners’ equity (deficit) at March 31, 2007	(174)	17,867,928	17,867,754

Collection of promissory notes	-	142,085	142,085

Offering expenses	-	(24,122)	(24,122)

Net loss	(1,810)	(1,808,569)	(1,810,379)

Partners equity (deficit) at March 31, 2008	(1,984)	16,177,322	16,175,338

Net loss	(2,812)	(2,809,551)	(2,812,363)

Partners equity (deficit) at March 31, 2009	$(4,796)	$13,367,771	$13,362,975

See accompanying notes to financial statements

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

STATEMENTS OF CASH FLOWS

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

	2009	2008	2007	For The Period December 14, 2005 (Date Operations Commenced) through March 31, 2006
Cash flows from operating activities:
Net loss	$(2,812,363)	$(1,810,379)	$(199,501)	$(74,338)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization	68,700	57,368	21,867	-
Equity in losses of Local Limited Partnerships	2,443,000	1,859,713	453,675	-
Impairment loss	80,344	-	-	-
Change in accrued expenses	(17,765)	9,765	8,000	-
Change in accrued fees and expenses due to General Partner and affiliates	179,643	28,208	33,263	1,565

Net cash provided by (used in) operating activities	(58,441)	144,675	317,304	(72,773)

Cash flows used in investing activities:
Investments in Local Limited Partnerships	(2,135,434)	(8,511,815)	(4,651,355)	-
Distributions received from Local Limited Partnerships	1,000	-	-	-
Capitalized warehouse interest and costs	-	-	(1,039)	-
Capitalized acquisition fees and costs paid	-	-	(978,139)	-
Prepaid acquisition fees and costs paid	-	-	(289,151)	(621,000)
Advances to Local Limited Partnerships	(22,311)	-	-	-
Write off of advances to Local Limited Partnerships	22,311	-	-	-

Net cash used in investing activities	(2,134,434)	(8,511,815)	(5,919,684)	(621,000)

Cash flows from financing activities:
Overpayment received (refund of) subscriptions	-	-	(27,500)	27,500
Receipts from sales of Partnership Units	-	142,085	14,066,470	6,756,860
Offering expenses paid	-	(24,122)	(1,719,892)	(844,085)

Net cash provided by financing activities	-	117,963	12,319,078	5,940,275

Net increase (decrease) in cash and cash equivalents	(2,192,875)	(8,249,177)	6,716,698	5,246,502

Cash and cash equivalents, beginning of period	3,715,123	11,964,300	5,247,602	1,100

Cash and cash equivalents, end of period	$1,522,248	$3,715,123	$11,964,300	$5,247,602

See accompanying notes to financial statements

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

STATEMENTS OF CASH FLOWS - CONTINUED

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

	2009	2008	2007	For The Period December 14, 2005 (Date Operations Commenced) through March 31, 2006

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Taxes paid	$800	$800	$800	$800
SIGNIFICANT NONCASH INVESTING AND FINANCING ACTIVITES
The Partnership increased prepaid acquisition fees and costs and due to General Partner and affiliates for unpaid acquisition fees and costs	$-	$-	$-	$71,190
The Partnership increased accrued fees and expenses due to General Partner and affiliates and decreased equity for offering expenses not paid	$-	$-	$1,400	$47,460
The Partnership increased due from investors and dealers and limited partner equity for unpaid subscriptions	$-	$-	$-	$816,640
The Partnership increased its investment in Local Limited Partnerships for unpaid capital contributions payable to Local Limited Partnerships	$-	$2,252,595	$3,641,780	$-
The Partnership decreased its investment in Local Limited Partnerships and Limited Partners’ equity for syndication costs	$-	$-	$70,000	$-
The Partnership increased its investment in Local Limited Partnerships and decreased prepaid acquisition fees and costs	$-	$910,151	$-	$-
The Partnership decreased its investment in Local Limited Partnerships and capital contributions payable to Local Limited Partnerships for tax credit adjusters	$108,131	$-	$-	$-
The Partnership decreased its prepaid acquisition fees and costs and accrued fees and expenses due to General Partner and affiliates	$-	$-	$71,190	$-

See accompanying notes to financial statements

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

WNC Housing Tax Credit Fund VI, L.P., Series 13, a California Limited Partnership (the “Partnership”), was formed on February 7, 2005 under the laws of the State of California, and commenced operations on December 14, 2005. The Partnership was formed to invest primarily in other limited partnerships and limited liability companies (the “Local Limited Partnerships”) which owns multi-family housing complexes (“Housing Complexes”) that are eligible for Federal low income housing tax credits (“Low Income Housing Tax Credits”).  The local general partners (the “Local General Partners”) of each Local Limited Partnership retain responsibility for maintaining, operating and managing the Housing Complex. Each Local Limited Partnership is governed by its agreement of limited partnership (the “Local Limited Partnership Agreement”).

The general partner of the Partnership is WNC National Partners, LLC (the “General Partner”.)  The general partner of the General Partner is WNC & Associates, Inc. (“Associates”).  The chairman and the president of Associates owns all of the outstanding stock of Associates. The business of the Partnership is conducted primarily through Associates, as the Partnership and General Partner have no employees of their own.

The Partnership shall continue in full force and effect until December 31, 2070, unless terminated prior to that date, pursuant to the partnership agreement or law.

The financial statements include only activity relating to the business of the Partnership and do not give effect to any assets that the partners may have outside of their interests in the Partnership, or to any obligations, including income taxes of the partners.

Pursuant to a registration statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 18, 2005, the Partnership commenced a public offering of 25,000 units of limited partnership interest (“Partnership Units”) at a price of $1,000 per Partnership Unit.  The required minimum offering amount of $1,400,000 was achieved by December 14, 2005.  As of March 31, 2006, subscriptions for 7,691 Partnership Units had been accepted by the Partnership.  As of March 31, 2007 total subscriptions for 20,981 Partnership Units had been accepted, representing $20,965,400, which is net of volume discounts of $4,540 and dealer discounts of $11,060. Holders of Partnership Units are referred to herein as “Limited Partners.” The General Partner has a 0.1% interest in operating profits and losses, taxable income and losses, in cash available for distribution from the Partnership and tax credits.  The Limited Partners will be allocated the remaining 99.9% interest in proportion to their respective investments.  This offering was closed on September 21, 2006.

The proceeds from the disposition of any of the Housing Complexes will be used first to pay debts and other obligations per the respective Local Limited Partnership Agreement.  Any remaining proceeds will then be paid to the partners of the Local Limited Partnership, including the Partnership, in accordance with the terms of the particular Local Limited Partnership Agreement.  The sale of a Housing Complex may be subject to other restrictions and obligations.  Accordingly, there can be no assurance that a Local Limited Partnership will be able to sell its Housing Complex.  Even if it does so, there can be no assurance that any significant amounts of cash will be distributed to the Partnership.  Should such distributions occur, the Limited Partners will be entitled to receive distributions from the proceeds remaining after payment of Partnership obligations and funding reserves, equal to their capital contributions and their return on investment (as defined in the Partnership Agreement).  The General Partner would then be entitled to receive proceeds equal to their capital contributions from the remainder.  Any additional sale or refinancing proceeds will be distributed 90% to the Limited Partners (in proportion to their respective investments) and 10% to the General Partner.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Risks and Uncertainties

An investment in the Partnership and the Partnership’s investments in Local Limited Partnerships and their Housing Complexes are subject to risks.  These risks may impact the tax benefits of an investment in the Partnership, and the amount of proceeds available for distribution to the Limited Partners, if any, on liquidation of the Partnership’s investments. Some of those risks include the following:

The Low Income Housing Tax Credits rules are extremely complicated. Noncompliance with these rules results in the loss of future Low Income Housing Tax Credits and the fractional recapture of Low Income Housing  Tax Credits already taken. In most cases the annual amount of Low Income Housing Tax Credits that an individual can use is limited to the tax liability due on the person’s last $25,000 of taxable income. The Local Limited Partnerships may be unable to sell the Housing Complexes at a price which would result in the Partnership realizing cash distributions or proceeds from the transaction.  Accordingly, the Partnership may be unable to distribute any cash to its Limited Partners. Low Income Housing Tax Credits may be the only benefit from an investment in the Partnership.

The Partnership has invested in a limited number of Local Limited Partnerships. Such limited diversity means that the results of operation of each single Housing Complex will have a greater impact on the Partnership. With limited diversity, poor performance of one Housing Complex could impair the Partnership’s ability to satisfy its investment objectives.  Each Housing Complex is subject to mortgage indebtedness. If a Local Limited Partnership failed to pay its mortgage, it could lose its Housing Complex in foreclosure. If foreclosure were to occur during the first 15 years (the “Compliance Period”), the loss of any remaining future Low Income Housing Tax Credits, a fractional recapture of prior Low Income Housing Tax Credits, and a loss of the Partnership’s investment in the Housing Complex would occur. The Partnership is a limited partner or non-managing member of each Local Limited Partnership. Accordingly, the Partnership will have very limited rights with respect to management of the Local Limited Partnerships. The Partnership will rely totally on the Local General Partners. Neither the Partnership’s investments in Local Limited Partnerships, nor the Local Limited Partnerships’ investments in Housing Complexes, are readily marketable. To the extent the Housing Complexes receive government financing or operating subsidies, they may be subject to one or more of the following risks: difficulties in obtaining tenants for the Housing Complexes; difficulties in obtaining rent increases; limitations on cash distributions; limitations on sales or refinancing of Housing Complexes; limitations on transfers of interests in Local Limited Partnerships; limitations on removal of Local General Partners; limitations on subsidy programs; and possible changes in applicable regulations.  Uninsured casualties could result in loss of property and Low Income Housing Tax Credits and recapture of Low Income Housing Tax Credits previously taken. The value of real estate is subject to risks from fluctuating economic conditions, including employment rates, inflation, tax, environmental, land use and zoning policies, supply and demand of similar properties, and neighborhood conditions, among others.

The ability of Limited Partners to claim tax losses from the Partnership is limited. The IRS may audit the Partnership or a Local Limited Partnership and challenge the tax treatment of tax items. The amount of Low Income Housing Tax Credits and tax losses allocable to the Limited Partners could be reduced if the IRS were successful in such a challenge.  The alternative minimum tax could reduce tax benefits from an investment in the Partnership.  Changes in tax laws could also impact the tax benefits from an investment in the Partnership and/or the value of the Housing Complexes.

No trading market for the Partnership Units exists or is expected to develop. Limited Partners may be unable to sell their Partnership Units except at a discount and should consider their Partnership Units to be a long-term investment. Individual Limited Partners will have no recourse if they disagree with actions authorized by a vote of the majority of Limited Partners.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

The Partnership currently has insufficient working capital to fund its operations.  Associates has agreed to continue providing advances sufficient enough to fund the operations and working capital requirements of the Partnership through March 31, 2011.

Exit Strategy

The Compliance Period for a Housing Complex is generally 15 years following construction or rehabilitation completion. Associates was one of the first in the industry to offer syndicated investments in Low Income Housing Tax Credits.  The initial programs are completing their Compliance Periods.

With that in mind, as of March 31, 2009, the General Partner has not begun reviewing the Housing Complexes for potential disposition, since none of the Housing Complexes have satisfied the IRS compliance requirements.  Once the Housing Complexes have satisfied the IRS compliance requirements, the review will take into many consideration many factors, including extended use requirements (such as those due to mortgage restrictions or state compliance agreements), the condition of the Housing Complexes, and the tax consequences to the Limited Partners from the sale of the Housing Complexes.

Upon identifying those Housing Complexes with the highest potential for a successful sale, refinancing or syndication, the Partnership expects to proceed with efforts to liquidate them. The objective is to maximize the Limited Partners’ return wherever possible and, ultimately, to wind down the Partnership. Local Limited Partnership interests may be disposed of any time by the General Partner in its discretion.

Subsequent to March 31, 2009, on December 24, 2009 the Partnership identified two Local Limited Partnerships, Fernwood Meadows, L.P. (“Fernwood”) and Sierra’s Run, L.P. (“Sierra’s Run”) for disposition in order to generate sufficient equity to complete the purchase of Davenport Housing VII, L.P.  (See footnote 3 to the audited financial statements.)  On February 12, 2010, Fernwood and Sierra’s Run were sold, subject to a condition subsequent that the Limited Partners approve the sales by a majority in interest of the Limited Partners. The approval of the Limited Partners will be sought as the transfers were to a limited partnership that is affiliated with the Partnership.  Fernwood and Sierra’s Run were sold for an aggregate purchase price of $2,829,427.  The Partnership’s net investment balances in Fernwood and Sierra’s Run were $1,904,702 and $1,805,558, respectively, at the time of the sale.  Accordingly, the Partnership would recognize a loss on the sale of Local Limited Partnerships in the amount of approximately $881,000 if the sales are approved by the Limited Partners.

Fernwood and Sierra’s Run will complete their 15-year compliance periods in 2022; therefore there is a risk of tax credit recapture.  The maximum exposure of recapture (excluding the interest and penalties related to the recapture) is $177,508 and $170,246, respectively, for Fernwood and Sierra’s Run, which equates to $16.57 per Partnership Unit in the aggregate.  Under the circumstances, the General Partner believes there is a reasonable expectation that each Local Limited Partnership will continue to be operated as qualified low income housing for the balance of its compliance period, and, accordingly, does not anticipate that there will be any recapture.

Method of Accounting For Investments in Local Limited Partnerships

The Partnership accounts for its investments in Local Limited Partnerships using the equity method of accounting, whereby the Partnership adjusts its investment balance for its share of the Local Limited Partnerships’ results of operations and for any contributions made and distributions received. The Partnership reviews the carrying amount of an individual investment in a Local Limited Partnership for possible impairment whenever events or changes in circumstances indicate that the carrying amount of such investment may not be recoverable.  Recoverability of such investment is measured by the estimated value derived by management, generally consisting of the sum of the remaining future Low Income Housing Tax Credits estimated to be allocable to the Partnership and the estimated residual value to the Partnership.  If an investment is considered to be impaired, the Partnership reduces the carrying

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

value of its investment in any such Local Limited Partnership. The accounting policies of the Local Limited Partnerships, generally, are expected to be consistent with those of the Partnership. Costs incurred by the Partnership in acquiring the investments are capitalized as part of the investment account and are being amortized over 27.5 years. (See Notes 2 and 3)

“Equity in losses of Local Limited Partnerships” for each year ended March 31 have been recorded by the Partnership based on the twelve months of reported results provided by the Local Limited Partnerships for each year ended December 31. Equity in losses from the Local Limited Partnerships allocated to the Partnership is not recognized to the extent that the investment balance would be adjusted below zero.  If the Local Limited Partnerships report net income in future years, the Partnership will resume applying the equity method only after its share of such net income equals the share of net losses not recognized during the period(s) the equity method was suspended.

The Partnership does not consolidate the accounts and activities of the Local Limited Partnerships which are considered Variable Interest Entities under Financial Accounting Standards Board (“FASB”) Interpretation No. 46-Revised, “Consolidation of Variable Interest Entities”, because the Partnership is not considered the primary beneficiary.  The Partnership’s balance in Investments in Local Limited Partnerships, plus the risk of recapture of Low Income Housing Tax Credits previously recognized on such investments, represents the maximum exposure to loss in connection with such investments. The Partnership’s exposure to loss on the Local Limited Partnerships is mitigated by the condition and financial performance of the underlying Housing Complexes as well as the strength of the Local General Partners and their guarantees against Low Income Housing Tax Credit recapture.

Distributions received from the Local General Partners are accounted for as a reduction of the investment balance. Distributions received after the investment has reached zero are recognized as distribution income.  As of March 31, 2009, no investment accounts in Local Limited Partnerships had reached zero.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could materially differ from those estimates.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with original maturities of three months or less when purchased to be cash equivalents.  As of March 31, 2009, 2008, 2007 and 2006, the Partnership had cash equivalents of $1,484,626, $3,664,000, $11,871,000 and $5,000,000, respectively.

Reporting Comprehensive Income

The Statement of Financial Accounting Standards (“SFAS”) No. 130, Reporting Comprehensive Income established standards for the reporting and display of comprehensive income (loss) and its components in a full set of general-purpose financial statements.  The Partnership had no items of other comprehensive income for all periods presented, as defined by SFAS No. 130.

Net Loss Per Partnership Unit

Net loss per Partnership Unit is calculated pursuant to Statement of Financial Accounting Standards No. 128, Earnings Per Share.  Net loss per Partnership Unit includes no dilution and is computed by dividing loss allocated to Limited

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Partners by the weighted average Partnership Units outstanding during the period.  Calculation of diluted net loss per Partnership Unit is not required.

Concentration of Credit Risk

At March 31, 2009, 2008, 2007 and 2006, the Partnership maintained cash and cash equivalent balances at certain financial institutions in excess of the federally insured maximum.  The Partnership believes it is not exposed to any significant financial risk on cash.

Income Taxes

No provision for income taxes has been recorded in the financial statements as any liabilities and or benefits from income taxes flow to the partners of the Partnership and are their obligations and/or benefits. For income tax purposes, the Partnership reports on a calendar year basis.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Partnership's tax returns to determine whether the tax positions are more-likely-than-not of being sustained upon examination by the applicable tax authority, based on the technical merits of the tax position, and then recognizing the tax benefit that is more-likely-than-not to be realized.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current reporting period.  As required, the Partnership adopted FIN 48 effective April 1, 2007 and concluded that the effect is not material to its financial statements.  Accordingly, no cumulative effect adjustment related to the adoption of FIN 48 was recorded.

Revenue Recognition

The Partnership is entitled to receive reporting fees from the Local Limited Partnerships.  The intent of the reporting fees is to offset (in part) administrative costs incurred by the Partnership in corresponding with the Local Limited Partnerships.  Due to the uncertainty of the collection of these fees, the Partnership recognizes reporting fees as collections are made.

Amortization

Acquisition fees and costs included in investments in Local Limited Partnerships are being amortized over 27.5 years using the straight-line method. Amortization expense for the years ended March 31, 2009, 2008 and 2007 was $68,700, $57,368 and $21,867, respectively, and there was no amortization expense for the period ended March 31, 2006.  Future estimated amortization expense for the years through March 31, 2014 is $68,700.

 Impairment

A loss in value of an investment in a Local Limited Partnership other than a temporary decline is recorded as an impairment loss.  Impairment is measured by comparing the Partnership’s carrying amount in the investment to the sum of the total amount of the remaining future Low Income Housing Tax Credits estimated to be allocated to the Partnership and the estimated residual value to the Partnership.  For the years ended March 31, 2009, 2008 and 2007, impairment loss related to investments in Local Limited Partnerships was $80,344, $0 and $0, respectively. For the period ending March 31, 2006, there was no impairment loss.  The Partnership also evaluates its intangibles for impairment in connection with its investments in Local Limited Partnerships. Impairment on the intangibles is

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

measured by comparing the investments carrying amount after impairment and the related intangible assets to the sum of the total of the remaining Low Income Housing Tax Credits allocated to the Partnership and the estimated residual value of all investments. During each of the years ended March 31, 2009, 2008 and 2007, and during the period ending March 31, 2006, there was no impairment loss recorded on the related intangibles.

Syndication Costs

Costs paid in connection with the offering of the Partnership Units are charged against the Limited Partner’s equity as incurred.

Offering Expenses

Nonaccountable organization and offering expense reimbursements are included as syndication costs and charged against the Limited Partners equity, except for $75,000 which was charged to operations during the year ended March 31, 2006.  The sales commission that was paid to third-party broker dealers for the selling of Partnership Units were also included as syndication costs and charged against the Limited Partners’ equity.

Impact of New Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157 (“SFAS 157”), Fair Value Measurements, which provides enhanced guidance for using fair value to measure assets and liabilities. SFAS 157 also requires expanded information about the extent to which the Partnership measures assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. The standard applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. The standard does not expand the use of fair value in any new circumstances. In 2008, the FASB issued FASB Staff Position 157-2 (“FAS FSP 157-2”), Effective Date of FASB Statement No. 157, which delays the effective date of SFAS 157 for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Partnership does not anticipate either of these pronouncements will have a material impact on the Partnership’s financial statements.

In February 2007, the FASB issued SFAS No. 159 (“SFAS 159”), The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115. SFAS 159 permits the choice of measuring financial instruments and certain other items at fair value. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Partnership does not anticipate that this pronouncement will have a material impact on the Partnership’s financial statements.

In December 2007, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 141(R) (“SFAS 141R”), which amends SFAS No. 141, and provides revised guidance for recognizing and measuring identifiable assets and goodwill acquired, liabilities assumed, and any noncontrolling interest in the acquiree.  SFAS 141R is effective for fiscal years beginning after December 15, 2008 and is to be applied prospectively. SFAS 141R also requires changes to the accounting for transaction costs, certain contingent assets and liabilities, and other balances in a business combination. In addition, in partial acquisitions, when control is obtained, the acquiring company must measure and record all of the target’s assets and liabilities, including goodwill, at fair value as if the entire target company had been acquired.  It also provides disclosure requirements to enable users of the financial statements to evaluate the nature and financial effects of the business combination.  The Partnership is currently evaluating the impacts and disclosures of this pronouncement, but would not expect SFAS 141R to have a material impact on the Partnership’s financial statements.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

On December 4, 2007, the FASB issued SFAS No. 160 (“SFAS 160”), Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51. SFAS 160 replaces the concept of minority interest with noncontrolling interests in subsidiaries. Noncontrolling interests will now be reported as a component of equity in the consolidated statement of financial position. Earnings attributable to noncontrolling interests will continue to be reported as part of consolidated earnings; however, SFAS 160 requires that income attributable to both controlling and noncontrolling interests be presented separately on the face of the consolidated income statement. In addition, SFAS 160 provides that when losses attributable to noncontrolling interests exceed the noncontrolling interest’s basis, losses continue to be attributed to the noncontrolling interest as opposed to being absorbed by the consolidating entity. SFAS 160 required retroactive adoption of the presentation and disclosure requirements for existing minority interests. All other requirements of SFAS 160 shall be applied prospectively. SAS 160 is effective for the first annual reporting period beginning on or after December 15, 2008. The Partnership does not expect SFAS 160 to have a material impact on the Partnership’s financial statements.

In November 2008 the FASB ratified EITF No. 08-6, Equity Method Investment Accounting Considerations, which clarifies the accounting for how to account for certain transactions and impairment considerations involving equity method investments.  This Issue shall be effective in fiscal years beginning on or after December 15, 2008, and interim periods within those fiscal years. This Issue shall be applied prospectively. Earlier application by an entity that has previously adopted an alternative accounting policy is not permitted. The transition disclosures in paragraphs 17 and 18 of Statement 154 shall be provided, if applicable.  The Partnership does not expect this pronouncement to have a material impact on the Partnership’s financial statements.

In December 2008, the FASB issue FASB No. FAS 140-4 and FIN46(R)-8 (the “FSP”), Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities. It amends SFAS 140 to require public entities to provide additional disclosures about transferors’ continuing involvements with transferred financial assets.  The FSP is effective for public companies in their first reporting period (interim or annual) that ends after December 15, 2008.  The FSP also amends FIN46R to require public enterprises, including sponsors that have a variable interest in a variable interest entity, to provide additional disclosures about their involvement with variable interest entities. The FSP also requires disclosures by a public enterprise that is (a) a sponsor of a qualifying special-purpose entity (SPE) that holds a variable interest in the qualifying SPE but was not the transferor of financial assets to the qualifying SPE and (b) a servicer of a qualifying SPE that holds a significant variable interest in the qualifying SPE but was not the transferor of financial assets to the qualifying SPE. The Partnership does not expect the FSP to have a material impact on the Partnership’s financial statements.

In April 2009, the FASB issued FSP 107-1 and APB 28-1 “Interim Disclosures about Fair Value of Financial Instruments.”  The FSP requires disclosure about the method and significant assumptions used to establish the fair value of financial instruments for interim reporting periods as well as annual statements.  The FSP is effective for the Partnership as of June 30, 2009 and the Partnership does not expect the FSP will impact the Partnership’s financial condition or results of operations.

In May 2009, the FASB issued guidance regarding subsequent events, which was subsequently updated in February 2010. This guidance established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, this guidance sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. This guidance is effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009, and will therefore be adopted by the Partnership for the quarter ended June 30,

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

2009. The adoption is not expected to have a significant impact on the subsequent events that the Partnership reports, either through recognition or disclosure, in the financial statements. In February 2010, the FASB amended its guidance on subsequent events to remove the requirement to disclose the date through which an entity has evaluated subsequent events, alleviating conflicts with current SEC guidance. This amendment was effective immediately and therefore the Partnership did not include the disclosure in this Form 10-K.

In June 2009, the FASB issued the Accounting Standards Codification (Codification). Effective July 1, 2009, the Codification is the single source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification is intended to reorganize, rather than change, existing GAAP. The Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. As such, all references to currently existing GAAP will be removed and will be replaced with plain English explanations of the Partnership’s accounting policies beginning with financial statements for the interim period ended September 30, 2009. The adoption of the Codification is not expected to have a material impact on the Partnership’s financial position or results of operations.

In June 2009, the FASB issued an amendment to the accounting and disclosure requirements for the consolidation of VIEs.  The amended guidance modifies the consolidation model to one based on control and economics, and replaces the current quantitative primary beneficiary analysis with a qualitative analysis. The primary beneficiary of a VIE will be the entity that has (1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE.  If multiple unrelated parties share such power, as defined, no party will be required to consolidate the VIE. Further, the amended guidance requires continual reconsideration of the primary beneficiary of a VIE and adds an additional reconsideration event for determination of whether an entity is a VIE.  Additionally, the amendment requires enhanced and expanded disclosures around VIEs.  This amendment is effective for fiscal years beginning after November 15, 2009.  The adoption of this guidance on April 1, 2010 is not expected to have a material effect on the Partnership’s financial statements.

NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS

As of the March 31, 2009, 2008, 2007 and 2006 the Partnership has acquired limited partnership interests in 10, 10, 6 and 0, Local Limited Partnerships each of which owns one Housing Complex consisting of an aggregate of 647, 647, 554 and 0 apartment units, respectively.  The respective Local General Partners of the Local Limited Partnerships manage the day-to-day operations of the entities.  Significant Local Limited Partnership business decisions require approval from the Partnership.  The Partnership, as a limited partner, is entitled to 99.98%, as specified in the Local Limited Partnership agreements, of the operating profits and losses, taxable income and losses and Low Income Housing Tax Credits of the Local Limited Partnerships.

The Partnership's investments in Local Limited Partnerships as shown in the balance sheets at March 31, 2009, 2008 and 2007 is approximately $1,893,000, $6,536,000 and $3,447,000 greater than the Partnership's equity at the preceding December 31 as shown in the Local Limited Partnerships’ combined financial statements presented below. This difference is primarily due to acquisition, selection and other costs related to the acquisition of the investments which have been capitalized in the Partnership’s investment account and capital contributions payable to the Local Limited Partnerships which were netted against partner capital in the Local Limited Partnerships financial statements.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS, continued

A loss in value of an investment in a Local Limited Partnership other than a temporary decline is recorded as an impairment loss.  Impairment is measured by comparing the Partnership’s carrying amount in the investment to the sum of the total amount of the remaining future Low Income Housing Tax Credits estimated to be allocated to the Partnership and the estimated residual value to the Partnership.  Due to current economic conditions, all Local Limited Partnerships were deemed to have no residual value.  For the years ended March 31, 2009, 2008 and 2007, impairment loss related to investments in Local Limited Partnerships was $80,344, $0 and $0, respectively.  For the period ending March 31, 2006, there was no impairment loss. The Partnership also evaluates its intangibles for impairment in connection with its investments in Local Limited Partnerships. Impairment on the intangibles is measured by comparing the investments carrying amount after impairment and the related intangible assets to the sum of the total of the remaining Low Income Housing Tax Credits allocated to the Partnership and the estimated residual value of all investments. During each of the years ended March 31, 2009, 2008 and 2007, and during the period ending March 31, 2006, there was no impairment loss recorded on the related intangibles.

The following is a summary of the equity method activity of the investments in Local Limited Partnerships for the periods presented:

	For the Years Ended March 31,
	2009	2008	2007

Investments per balance sheet, beginning of period	$15,943,480	$8,726,771	$-
Investments purchased and paid	-	5,970,905	4,651,355
Additions to capital contributions payable	-	2,252,595	3,641,780
Distributions received from Local Limited Partnerships	(1,000)	-	-
Equity in losses of Local Limited Partnerships	(2,443,000)	(1,859,713)	(453,675)
Tax credit adjustments	(108,131)	139	-
Impairment loss	(80,344)	-	-
Syndication costs	-	-	(70,000)
Capitalized acquisition cost and fees	-	910,151	978,139
Capitalized warehouse interest and costs	-	-	1,039
Amortization of acquisition fees and costs	(68,664)	(57,332)	(21,835)
Amortization of warehouse interest and costs	(36)	(36)	(32)

Investments per balance sheet, end of period	$13,242,305	$15,943,480	$8,726,771

	For the Years Ended March 31,
	2009	2008	2007

Investments in Local Limited Partnerships, net	$11,500,911	$14,133,386	$7,769,460
Acquisition fees and costs, net of accumulated amortization of $147,831, $79,167 and $21,835	1,740,459	1,809,123	956,304
Warehouse interest and costs, net of accumulated amortization of $104, $68 and $32	935	971	1,007
Investments per balance sheet, end of period	$13,242,305	$15,943,480	$8,726,771

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS, continued

The financial information from the individual financial statements of the Local Limited Partnerships include rental and interest subsidies.  Rental subsidies are included in total revenues and interest subsidies are generally netted against interest expense.  Approximate combined condensed financial information from the individual financial statements of the Local Limited Partnerships as of December 31 and for the years then ended is as follows:

COMBINED CONDENSED BALANCE SHEETS

	2008	2007	2006
ASSETS

Buildings and improvements, net of accumulated depreciation of $5,943,000, $4,102,000 and $3,199,000	$42,344,000	$40,179,000	$22,105,000
Construction in progress	4,529,000	4,912,000	4,555,000
Land	2,370,000	2,413,000	1,607,000
Other assets	1,882,000	2,440,000	7,538,000
Total Assets	$51,125,000	$49,944,000	$35,805,000

LIABILITIES

Mortgage and construction loans payable	$21,573,000	$20,006,000	$15,301,000
Due to related parties	8,136,000	10,910,000	7,618,000
Other liabilities	2,059,000	1,929,000	527,000
Total Liabilities	31,768,000	32,845,000	23,446,000

PARTNERS’ EQUITY

WNC Housing Tax Credit Fund VI, L.P., Series 13	11,349,000	9,407,000	5,280,000
Other partners	8,008,000	7,692,000	7,079,000
Total Partners’ Equity	19,357,000	17,099,000	12,359,000
Total Liabilities and Partners’ Equity	$51,125,000	$49,944,000	$35,805,000

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS, continued

COMBINED CONDENSED STATEMENTS OF OPERATIONS

	2008	2007	2006

Revenues	$4,516,000	$3,426,000	$3,297,000

Expenses:
Operating expenses	3,847,000	2,926,000	3,002,000
Interest expense	1,219,000	1,446,000	973,000
Depreciation and amortization	1,894,000	914,000	740,000

Total expenses	6,960,000	5,286,000	4,715,000

Net loss	$(2,444,000)	$(1,860,000)	$(1,418,000)

Net loss allocable to the Partnership	$(2,443,000)	$(1,860,000)	$(527,000)

Net loss recorded by the Partnership	$(2,443,000)	$(1,860,000)	$(454,000)

Certain Local Limited Partnerships have incurred operating losses and/or have working capital deficiencies.  In the event these Local Limited Partnerships continue to incur significant operating losses, additional capital contributions by the Partnership and/or the Local General Partner may be required to sustain the operations of such Local Limited Partnerships.  If additional capital contributions are not made when they are required, the Partnership's investment in certain Local Limited Partnerships could be impaired, and the loss and recapture of the related Low Income Housing Tax Credits could occur.

Troubled Housing Complex

One Local Limited Partnership, Davenport Housing VII, L.P., (“Davenport”) started construction in October 2006 and was scheduled to be completed in June 2008. Construction was delayed due to the original Local General Partner defaulting on his construction guarantee and resulting disputed mechanic liens on the property.  In November 2008, the original Local General Partner was replaced with a new Local General Partner, Shelter Resource Corporation due to restrictions implemented by the Iowa Finance Authority (“IFA”).  Subsequently, with IFA’s approval, the defaulting original Local General Partner was removed from the Partnership leaving Shelter Resource Corporation as the sole Local General Partner.

As of March 31, 2009 construction of the property was 75% complete and a certificate of occupancy was granted for both buildings in December 2009.  The Partnership engaged all sub-contractors to sign new construction contracts, along with lien releases for any and all work done after their engagement.  Subsequent to March 31, 2009, the Partnership has voluntarily advanced $846,175 to Davenport for construction related costs.

It is anticipated that Davenport will be fully completed by March 31, 2010 and achieve stabilized operations by May 31, 2010.  Davenport has been awarded state historical tax credits from the State of Iowa, federal historical credits and federal Low Income Housing Tax Credits.  The State historical credits are given in the form of a refund check from the State in conjunction with the State tax return filing.  The net amount of the check after applicable federal taxes will be contributed back to the property to help fund construction shortfalls.  Davenport was also allocated additional federal Low Income Housing Tax Credits as well as federal historical tax credits.  Upon the Limited Partners’ approval of the disposition of Sierra’s Run and Fernwood, the Partnership will purchase the additional credits.  See the exit strategy in footnote 1 regarding the disposition of Sierra’s Run and Fernwood.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

NOTE 3 - RELATED PARTY TRANSACTIONS

Under the terms of the Partnership Agreement, the Partnership has paid or is obligated to the General Partner or its affiliates for the following items:

Acquisition fees of 7% of the gross proceeds from the sale of Partnership Units as compensation for services rendered in connection with the acquisition of Local Limited Partnerships.  As of March 31, 2009, 2008, 2007 and 2006, the Partnership had incurred cumulative acquisition fees of $1,468,670, $1,468,670, $1,468,670 and $538,370, respectively. As of March 31, 2009, 2008, 2007 and 2006, $0, $0, $707,895 and $538,370, respectively, were included in prepaid acquisition fees and costs and $1,468,670, $1,468,670, $760,775 and $0, respectively, were included in investments in Local Limited Partnerships.  Accumulated amortization of these capitalized costs was $114,985, $61,577, $16,984 and $0, as of March 31, 2009, 2008, 2007 and 2006, respectively.

A non-accountable acquisition costs of 2% of the gross proceeds from the sale of Partnership Units as an expense reimbursement in connection with the acquisition of Local Limited Partnerships.  As of March 31, 2009, 2008, 2007 and 2006, the Partnership incurred cumulative acquisition costs of $419,620, $419,620, $419,620 and $153,820, respectively.  As of March 31, 2009, 2008, 2007 and 2006, $0, $0, $202,256 and $153,820, respectively, were included in prepaid acquisition fees and costs and $419,620, $419,620, $217,364 and $0, respectively, were included in investments in Local Limited Partnerships.  Accumulated amortization of these capitalized costs was $32,846, $17,590, $4,851 and $0, as of March 31, 2009, 2008, 2007 and 2006, respectively.

A selling commission of 7% of the net proceeds from the sale of the Partnership Units which was paid to WNC Capital Corp., an affiliate of the General Partner.  WNC Capital Corp. then paid the commissions to non-affiliated broker dealers for the sale of the Partnership Units.  As of March 31, 2009, 2008, 2007 and 2006, the Partnership had incurred cumulative selling commissions of $1,453,084, $1,453,084, $1,428,962 and $505,070, respectively. As of March 31, 2009, 2008, 2007 and 2006, $0, $0, $1,400 and $0 of commissions were due to the General Partner or an affiliate.

A non-accountable organization and offering and underwriting expense reimbursement, collectively equal to 4% of the gross proceeds from the sale of the Partnership Units and a dealer manager fee equal to 2% of the gross proceeds from the sale of the Partnership Units, and reimbursement for retail selling commissions advanced by the General Partner or affiliates on behalf of the Partnership.  As of March 31, 2009, 2008, 2007 and 2006, the Partnership incurred cumulative non-accountable organization and offering and underwriting expense reimbursement costs collectively totaling $839,240, $839,240, $839,240 and $307,640, respectively and dealer manager fees totaling $419,620, $419,620, $419,620 and $153,820, respectively.  All other organizational and offering expenses, inclusive of the non-accountable organization and offering and underwriting expense reimbursement, and dealer manager fees, are not to exceed 13% of the gross proceeds from the sale of the Partnership Units.

Annual Asset Management Fee. An annual asset management fee accrues in an amount equal to 0.5% of the Invested Assets of the Partnership.  “Invested Assets” is defined as the sum of the Partnership’s Investment in Local Limited Partnerships, plus the reserves of the Partnership of up to 5% of gross Partnership Unit sales proceeds, and the Partnership’s allocable share of the amount of the mortgage loans and other debts related to the Housing Complexes owned by such Local Limited Partnerships.  Management fees of $178,693, $157,777 and $79,518 were incurred during the years ended March 31, 2009, 2008 and 2007, respectively, and $0 was incurred for the period ended March 31, 2006; of which $18,000, $129,436, $10,000 and $0, were paid during the years ended March 31, 2009, 2008 and 2007 and for the period ended March 31, 2006, respectively.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

NOTE 3 - RELATED PARTY TRANSACTIONS, continued

The Partnership will reimburse the General Partner or its affiliates for operating expenses incurred on behalf of the Partnership and paid for by the General Partner or its affiliates on behalf of the Partnership. Operating expense reimbursements were $19,886, $28,306, $27,490 and $0 during the years ended March 31, 2009, 2008 and 2007, and during the period ended March 31, 2006, respectively.

A subordinated disposition fee will be paid in an amount equal to 1% of the sales price of real estate sold.  Payment of this fee is subordinated to the Limited Partners receiving a return on investment (as defined in the Partnership Agreement) and is payable only if the General Partner or its affiliates render services in the sales effort.  No disposition fees have been incurred for the years ended March 31, 2009, 2008 and 2007 and the period ended March 31, 2006.

The accrued fees and expenses due to General Partner and affiliates consist of the following at:

	March 31,
	2009	2008	2007	2006
Asset management fee payable	$258,552	$97,859	$69,518	$-
Acquisition fees payable	-	-	-	55,370
Acquisition expenses payable	-	-	-	15,820
Organizational and offering costs payable	-	-	1,400	47,460
Reimbursements for expenses paid by the General Partner or an affiliate	32,987	14,037	12,770	1,565

	$291,539	$111,896	$83,688	$120,215

The Partnership currently has insufficient working capital to fund its operations.  Associates has agreed to continue providing advances sufficient enough to fund the operations and working capital requirements of the Partnership through March 31, 2011.

NOTE 4– PAYABLES TO LOCAL LIMITED PARTNERSHIPS

Payables to Local Limited Partnerships represent amounts which are due at various times based on conditions specified in the Local Limited Partnership agreements.  These contributions are payable in installments and are generally due upon the Local Limited Partnerships achieving certain operating and development benchmarks (generally within two years of the Partnership’s initial investment). The payables to Local Limited Partnerships are subject to adjustment in certain circumstances. During the years ended March 31, 2009, 2008 and 2007, and for the period ending March 31, 2006, payables to Local Limited Partnerships were increased (reduced) for tax credit adjusters in the amounts of $(108,131), $139, $0 and $0, respectively.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

NOTE 5 - QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following is a summary of the quarterly operations for each of the four quarters ended March 31, 2009, 2008, 2007 and 2006:

	June 30	September 30	December 31	March 31

2009

Income	$2,000	$6,000	$-	$-

Operating expenses	(148,000)	(74,000)	(73,000)	(94,000)

Loss from operations	(146,000)	(68,000)	(73,000)	(94,000)

Equity in losses of Local Limited Partnerships	(611,000)	(611,000)	(611,000)	(610,000)

Interest income	3,000	8,000	1,000	-

Net loss	(754,000)	(671,000)	(683,000)	(704,000)

Net loss available to Limited Partners	(754,000)	(671,000)	(682,000)	(703,000)

Net loss per Partnership Unit	(36)	(32)	(33)	(34)

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

NOTE 5 - QUARTERLY RESULTS OF OPERATIONS (UNAUDITED), continued

2008	June 30	September 30	December 31	March 31

Income	$-	$-	$-	$-

Operating expenses	(47,000)	(68,000)	(68,000)	(71,000)

Loss from operations	(47,000)	(68,000)	(68,000)	(71,000)

Equity in losses of Local Limited Partnerships	(454,000)	(460,000)	(473,000)	(473,000)

Interest income	119,000	97,000	64,000	24,000

Net loss	(382,000)	(431,000)	(477,000)	(520,000)

Net loss available to Limited Partners	(382,000)	(430,000)	(477,000)	(520,000)

Net loss per Partnership Unit	(18)	(20)	(23)	(25)

2007	June 30	September 30	December 31	March 31

Income	$-	$-	$-	$-

Operating expenses	(6,000)	(43,000)	(54,000)	(45,000)

Loss from operations	(6,000)	(43,000)	(54,000)	(45,000)

Equity in losses of Local Limited Partnerships	(15,000)	(96,000)	(258,000)	(85,000)

Interest income	58,000	98,000	126,000	120,000

Net income (loss)	37,000	(41,000)	(186,000)	(10,000)

Net income (loss) available to Limited Partners	37,000	(41,000)	(186,000)	(9,000)

Net income (loss) per weighted average Partnership Unit	5	(3)	(11)	(1)

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

NOTE 5 - QUARTERLY RESULTS OF OPERATIONS (UNAUDITED), continued

2006	June 30	September 30	December 31	March 31

Income	$-	$-	$-	$2,000

Operating expenses	-	-	(35,000)	(41,000)

Equity in losses of Local Limited Partnerships	-	-	-	-

Net loss	-	-	(35,000)	(39,000)

Net Loss available to Limited Partners	-	-	(35,000)	(39,000)

Net Loss per weighted average Partnership Unit	-	-	(12)	(9)

NOTE 6 –DUE FROM DEALERS AND INVESTORS

Limited partners who subscribed for twenty or more Partnership Units could elect to pay 50% of the purchase price in cash upon subscription and the remaining 50% by the delivery of a promissory note payable, together with interest at a rate equal to the three month treasury bill rate as of the date of execution of the promissory note, and due no later than nine months after the subscription date. As of March 31, 2007 and 2006, the Partnership had received subscriptions for 20,981 and 7,691 Partnership Units, respectively, which included amounts due from dealers totaling $0 and $816,000, respectively, and promissory notes from investors of $142,085 and $117,500, respectively.  The Partnership concluded selling Partnership Units as of March 31, 2007. During the year ended March 31, 2008, the promissory notes from investors were paid to the Partnership in full.

NOTE 7 – DUE TO INVESTORS

As of March 31, 2006, the Partnership was overpaid subscriptions by the amount of $27,500. This is reflected as due to investors on the balance sheets. These overpayments were refunded to the investors during the year ended March 31, 2007.

NOTE 8 –ADVANCES TO LOCAL LIMITED PARTNERSHIPS

During the years ended March 31, 2009, 2008 and 2007, the Partnership voluntarily advanced $22,311, $0 and $0, respectively,  to one Local Limited Partnership in which the Partnership is a limited partner.  The Local Limited Partnership has been experiencing construction issues. The Partnership determined the recoverability of these advances to be improbable and, accordingly, a reserve had been recorded.  The Partnership did not have any investments in Local Limited Partnerships at March 31, 2006, and therefore no advances had been made as of that date.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2009, 2008, 2007 and
for the Period December 14, 2005 (Date Operations Commenced)
through March 31, 2006

NOTE 9 – SUBSEQUENT EVENT

Subsequent to March 31, 2009, the Partnership advanced $846,175 to one Local Limited Partnership, Davenport has been experiencing construction issues.  All advances were reserved in full in the period they were advanced.  See troubled Housing Complexes in footnote 2 regarding the operational issues of Davenport.

Subsequent to March 31, 2009, on December 24, 2009 the Partnership identified two Local Limited Partnerships, Fernwood and Sierra’s Run, for disposition in order to generate sufficient equity to complete the purchase of Davenport (See troubled Housing Complexes in footnote 3).  On February 12, 2010, Fernwood and Sierra’s Run were sold, subject to a condition subsequent that the Limited Partners approve the sales by a majority in interest of the Limited Partners.  See the exit strategy in footnote 1 for additional information regarding the disposition of these two Local Limited Partnerships.

WNC Housing Tax Credit Fund VI, L.P., Series 13
(A California Limited Partnership)
PRO FORMA BALANCE SHEET
March 31, 2009

ASSETS

	Historical Balance	Pro Forma Adjustments	Pro Forma Balance

Cash and cash equivalents	$1,522,248	2,829,427
		(127,497)
		(2,490,423)	$1,733,755

Investments in Local Limited Partnerships, net	13,242,305	(3,926,971)
		2,490,423	11,805,757
Total Assets	$14,764,553	$(1,225,041)	$13,539,512

LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

LIABILITIES:

Payables to Local Limited Partnerships	$1,110,039	$(127,497)	$982,542

Accrued fees and expenses due to General Partner and affiliates	291,539		291,539
Total Liabilities	1,401,578		1,274,081

PARTNERS’ EQUITY (DEFICIT)
General Partner	(4,796)	(1,098)	(5,894)
Limited Partners	13,367,771	(1,096,446)	12,271,325
Total Partners’ Equity (Deficit)	13,362,975	(1,097,544)	12,265,431

Total Liabilities and Partners’ Equity	$14,764,553	$(1,225,041)	$13,539,512

- Unaudited -
See Accompanying Notes to Pro Forma Balance Sheet

WNC HOUSING TAX CREDIT FUND VI, L.P., Series 13
(A California Limited Partnership)
PRO FORMA STATEMENT OF OPERATIONS
March 31, 2009

	Historical Balance	Pro Forma Adjustments		Pro Forma Balance
Reporting fees	$7,333	$		$7,333
Other income	-			-
Total operating income	7,333			7,333

Operating expenses:
Amortization	68,700			68,700
Asset management fees	178,693			178,693
Asset management expenses	15,047			15,047
Organization costs	-			-
Accounting and legal fees	19,861			19,861
Write off of advances to a Local Limited Partnership	22,311			22,311
Impairment loss	80,344			80,344
Other	3,927			3,927
Total operating expenses	388,883			388,883

Loss from continuing operations	(381,550)			(381,550)

Loss on sale of Local Limited Partnership			(1,097,544)	(1,097,544)

Equity in losses of Local Limited Partnerships	(2,443,000)			(2,443,000)

Interest income	12,187			12,187

Net loss	$(2,812,363)		$(1,097,544)	$(3,909,907)

Net loss allocated to:
General Partner	$(2,812)		$(1,098)	$(3,910)

Limited Partners	$(2,809,551)		$(1,096,446)	$(3,905,997)

Net loss per Partnership Unit	$(133.91)		$(52.26)	$(186.17)

Outstanding weighted Partnership Units	20,981		20,981	20,981

- Unaudited -
See Accompanying Notes to Pro Forma Statement Of Operations

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)
NOTES TO PRO FORMA FINANCIAL STATEMENTS
March 31, 2009

NOTE 1 - GENERAL

The information contained in the following notes to the pro forma financial statements is condensed from that which appears in the financial statements.  Accordingly, these pro forma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 13 financial statements dated March 31, 2009.  WNC Housing Tax Credit Fund VI, L.P., Series 13 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PRO FORMA ADJUSTMENTS

The accompanying pro forma financial statements present the results from the sale of the Partnerships' interests in Sierra’s Run Limited Partnership (“Sierra’s Run”) and Fernwood Meadows Limited Partnership (“Fernwood”).  The sale proceeds are used to invest in additional tax credits from a third Local Limited Partnership, Davenport Housing VII, L. P. (“Davenport”), which is owned by the Partnership. Davenport will use the equitiy to retire its construction loan and to pay other debts and obligations, including those resulting from cost overruns and those due to the general partner, and to restore reserves.  The pro forma financial statements were computed assuming the transaction occurs at the end of the period presented, March 31, 2009.

The first adjustment to cash for $2,829,427 was the sales proceeds received by the Partnership for the disposition of both Sierra’s Run and Fernwood.  The original acquisition cost of Fernwood was $2,023,003 and to date the Partnership had recorded equity in income of $2,626 equating to a net investment balance of $2,025,629.  The original acquisition cost of Sierra’s Run was $1,931,774 and the Partnership had recorded equity in losses of $(30,432) which equates to a net investment balance of $1,901,342.  The aggregate net investment balance of these two Local Limited Partnerships was $3,926,971.  Considering the total net investment balance of $3,926,971, which is the first adjustment to investments in Local Limited Partnerships, net, compared to the sale proceeds of $2,829,427,there ould be a loss on sale of Local Limited Partnerships of $1,097,544, which is recorded on the pro forma statement of operations.  The second adjustment to cash and cash equivalents is the payment of the outstanding capital contributions owing to Fernwood and Sierra’s Run with the payables to Local Limited Partnerships being reduced by the same amount.

The proceeds from the sale of the Partnership’s Local Limited Partnership interests in Fernwood and Sierra’s Run are expected to be used to purchase additional federal low income housing tax credits in Davenport. Davenport will generate significantly greater federal low income housing tax credits than originally anticipated.  Additionally Davenport is generating a federal historic tax credit as well as an Iowa state historic tax credit.  The third adjustment to cash and the second adjustment to investments in Local Limited Partnerships, net, on the pro forma balance sheet reflects the Partnership purchasing the additional credits for a total cost of $2,490,423, which decreases cash and increases the investments in Local Limited Partnerships.

- Unaudited -
See Accompanying Notes to Pro forma Statement Of Operations

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
 (A California Limited Partnership)

BALANCE SHEETS
(unaudited)

	December 31, 2009	March 31, 2009

ASSETS

Cash and cash equivalents	$717,130	$1,522,248
Investments in Local Limited Partnerships, net (Notes 2 and 3)	10,200,497	13,242,305

Total Assets	$10,917,627	$14,764,553

LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

Liabilities:
Payables to Local Limited Partnerships (Note5)	$722,779	$1,110,039
Accrued fees and expenses due to
General Partner and affiliates (Note 3)	750,729	291,539

Total Liabilities	1,473,508	1,401,578

Partners’ Equity (Deficit):
General Partner	(8,715)	(4,796)
Limited Partners (25,000 Partnership Units authorized;
20,981 Partnership Units issued and outstanding)	9,452,834	13,367,771

Total Partners’ Equity (Deficit)	9,444,119	13,362,975

Total Liabilities and Partners’ Equity (Deficit)	$10,917,627	$14,764,553

- Unaudited -
See Accompanying Notes to Pro forma Balance Sheet

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
 (A California Limited Partnership)

STATEMENTS OF OPERATIONS

For the Three and Nine Months Ended December 31, 2009 and 2008
(unaudited)

	2009		2008
	Three Months	Nine Months	Three Months	Nine Months

Reporting fees	$-	$-	$-	$7,333

Operating expenses:
Amortization (Note 2)	17,175	51,525	17,175	51,525
Asset management fees (Note 3)	44,614	133,841	44,625	134,068
Legal and accounting fees	3,839	46,799	9,536	18,708
Impairment loss (Note 2)	880,833	1,169,440	-	80,344
Write off of advances to Local Limited Partnerships (Note 4)	172,518	697,518	-	-
Asset management expenses	1,715	9,007	1,889	9,434
Other	1,174	4,544	9	1,412

Total operating expenses	1,121,868	2,112,674	73,234	295,491

Loss from operations	(1,121,868)	(2,112,674)	(73,234)	(288,158)

Equity in losses of Local Limited Partnerships (Note 2)	(585,418)	(1,806,918)	(610,750)	(1,832,250)

Interest income	62	736	917	11,715

Net loss	$(1,707,224)	$(3,918,856)	$(683,067)	$(2,108,693)

Net loss allocated to:
General Partner	$(1,707)	$(3,919)	$(683)	$(2,109)

Limited Partners	$(1,705,517)	$(3,914,937)	$(682,384)	$(2,106,584)

Net loss per Partnership Unit	$(81.29)	$(186.59)	$(32.52)	$(100.40)

Outstanding weighted Partnership Units	20,981	20,981	20,981	20,981

See accompanying notes to financial statements

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
 (A California Limited Partnership)

STATEMENT OF PARTNERS’ EQUITY (DEFICIT)

For the Nine Months Ended December 31, 2009
(unaudited)

	General	Limited
	Partner	Partners	Total

Partners’ equity (deficit) at March 31, 2009	$(4,796)	$13,367,771	$13,362,975

Net loss	(3,919)	(3,914,937)	(3,918,856)

Partners’ equity (deficit) at December 31, 2009	$(8,715)	$9,452,834	$9,444,119

See accompanying notes to financial statements

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
 (A California Limited Partnership)

STATEMENTS OF CASH FLOWS

For the Nine Months Ended December 31, 2009 and 2008
(unaudited)

	2009	2008

Cash flows from operating activities:
Net loss	$(3,918,856)	$(2,108,693)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization	51,525	51,525
Impairment loss	1,169,440	80,344
Equity in losses of Local Limited Partnerships	1,806,918	1,832,250
Change in accrued expenses	-	(17,765)
Change in accrued fees and expenses due to General Partner and affiliates	459,190	128,736

Net cash used in operating activities	(431,783)	(33,603)

Cash flows used in investing activities:
Investments in Local Limited Partnerships, net	(376,893)	(1,908,429)
Distribution received from Local Limited Partnerships	3,558	1,000
Advances to Local Limited Partnerships	(697,518)	-
Write off of advances to Local Limited Partnerships	697,578	-

Net cash used in investing activities	(373,335)	(1,907,429)

Net decrease in cash	(805,118)	(1,941,032)

Cash, beginning of period	1,522,248	3,715,123

Cash, end of period	$717,130	$1,774,091

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Taxes paid	$-	$-

SIGNIFICANT NONCASH INVESTING ACTIVITIES

The Partnership decreased its investment in Local Limited Partnerships and decreased its payables to Local Limited Partnerships for tax credits not generated	$10,367	$108,132

See accompanying notes to financial statements

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
 (A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

For the Quarterly Period Ended December 31, 2009
(unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying condensed unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-Q for quarterly reports under Section 13 or 15(d) of the Securities Exchange Act of 1934.  Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.  Operating results for the nine months ended December 31, 2009 are not necessarily indicative of the results that may be expected for the fiscal year ending March 31, 2010.  For further information, refer to the financial statements and footnotes thereto included in the Partnership's annual report on Form 10-K for the fiscal year ended March 31, 2009.

Organization

WNC Housing Tax Credit Fund VI, L.P., Series 13, a California Limited Partnership (the “Partnership”) (a Development Stage Enterprise), was formed on February 7, 2005 under the laws of the State of California, and commenced operations on December 14, 2005. The Partnership was formed to invest primarily in other limited partnerships and limited liability companies (the “Local Limited Partnerships”) which own and operate multi-family housing complexes (the “Housing Complex”) that are eligible for Low Income Housing Tax Credits.  The local general partners (the “Local General Partners”) of each Local Limited Partnership retain responsibility for maintaining, operating and managing the Housing Complex. Each Local Limited Partnership is governed by its agreement of limited partnership (the “Local Limited Partnership Agreement”).

WNC Housing Tax Credit Fund VI, L.P., Series 14 (“Series 14”) currently has no assets or liabilities and has had no operations.  Accordingly, no financial information is included herein for Series 14.

The general partner of the Partnership is WNC National Partners, LLC (the “General Partner”.)  The general partner of the General Partner is WNC & Associates, Inc. (“Associates”).  The chairman and the president of Associates owns all of the outstanding stock of Associates.  The business of the Partnership is conducted primarily through Associates, as the Partnership and General Partner have no employees of their own.

The Partnership shall continue in full force and effect until December 31, 2070, unless terminated prior to that date, pursuant to the partnership agreement or law.

The financial statements include only activity relating to the business of the Partnership and do not give effect to any assets that the partners may have outside of their interests in the Partnership, or to any obligations, including income taxes of the partners.

The Partnership agreement authorizes the sale of up to 25,000 units at $1,000 per partnership Unit (“Partnership Units”).  As of March 31, 2006, subscriptions for 7,691 Units had been accepted by the Partnership.  The required minimum offering amount of $1,400,000 was achieved by December 14, 2005. As of March 31, 2007 total subscriptions for 20,981 Partnership Units had been accepted, representing $20,965,400 which is net of volume discounts of $4,540 and dealer discounts of $11,060. Holders of Units are referred to herein as “Limited Partners.” The General Partner has a 0.1% interest in operating profits and losses, taxable income and losses, in cash available for distribution from the Partnership and tax credits.  The Limited Partners will be allocated the remaining 99.9% interest in proportion to their respective investments.  This offering was closed on September 21, 2006.

The proceeds from the disposition of any of the Housing Complexes will be used first to pay debts and other obligations per the respective Local Limited Partnership Agreement.  Any remaining proceeds will then be paid to the partners of the Local Limited Partnership, including the Partnership, in accordance with the terms of the particular Local Limited

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
 (A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended December 31, 2009
(unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Partnership Agreement.  The sale of a Housing Complex may be subject to other restrictions and obligations.  Accordingly, there can be no assurance that a Local Limited Partnership will be able to sell its Housing Complex.  Even if it does so, there can be no assurance that any significant amounts of cash will be distributed to the Partnership.  Should such distributions occur, the Limited Partners will be entitled to receive distributions from the proceeds remaining after payment of Partnership obligations and funding reserves, equal to their capital contributions and their return on investment (as defined in the Partnership Agreement).  The General Partners would then be entitled to receive proceeds equal to their capital contributions from the remainder.  Any additional sale or refinancing proceeds will be distributed 90% to the Limited Partners (in proportion to their respective investments) and 10% to the General Partner.

Risks and Uncertainties

An investment in the Partnership and the Partnership’s investments in Local Limited Partnerships and their Housing Complexes are subject to risks.  These risks may impact the tax benefits of an investment in the Partnership, and the amount of proceeds available for distribution to the Limited Partners, if any, on liquidation of the Partnership’s investments.  Some of those risks include the following:

The Low Income Housing Tax Credits rules are extremely complicated. Noncompliance with these rules results in the loss of future Low Income Housing Tax Credits and the fractional recapture of Low Income Housing Tax Credits already taken. In most cases the annual amount of Low Income Housing Tax Credits that an individual can use is limited to the tax liability due on the person’s last $25,000 of taxable income. The Local Limited Partnerships may be unable to sell the Housing Complexes at a price which would result in the Partnership realizing cash distributions or proceeds from the transaction.  Accordingly, the Partnership may be unable to distribute any cash to its Limited Partners. Low Income Housing Tax Credits may be the only benefit from an investment in the Partnership.

The Partnership has invested in a limited number of Local Limited Partnerships. Such limited diversity means that the results of operation of each single Housing Complex will have a greater impact on the Partnership. With limited diversity, poor performance of one Housing Complex could impair the Partnership’s ability to satisfy its investment objectives.  Each Housing Complex is subject to mortgage indebtedness. If a Local Limited Partnership failed to pay its mortgage, it could lose its Housing Complex in foreclosure. If foreclosure were to occur during the first 15 years, the loss of any remaining future Low Income Housing Tax Credits, a fractional recapture of prior Low Income Housing Tax Credits, and a loss of the Partnership’s investment in the Housing Complex would occur. The Partnership is a limited partner or a non-managing member of each Local Limited Partnership. Accordingly, the Partnership will have very limited rights with respect to management of the Local Limited Partnerships. The Partnership will rely totally on the Local General Partners. Neither the Partnership’s investments in Local Limited Partnerships, nor the Local Limited Partnerships’ investments in Housing Complexes, are readily marketable. To the extent the Housing Complexes receive government financing or operating subsidies, they may be subject to one or more of the following risks: difficulties in obtaining tenants for the Housing Complexes; difficulties in obtaining rent increases; limitations on cash distributions; limitations on sales or refinancing of Housing Complexes; limitations on transfers of interests in Local Limited Partnerships; limitations on removal of Local General Partners; limitations on subsidy programs; and possible changes in applicable regulations.  Uninsured casualties could result in loss of property and Low Income Housing Tax Credits and recapture of Low Income Housing Tax Credits previously taken.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
 (A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended December 31, 2009
(unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

The value of real estate is subject to risks from fluctuating economic conditions, including employment rates, inflation, tax, environmental, land use and zoning policies, supply and demand of similar Housing Complexes, and neighborhood conditions, among others.

The ability of Limited Partners to claim tax losses from the Partnership is limited. The IRS may audit the Partnership or a Local Limited Partnership and challenge the tax treatment of tax items. The amount of Low Income Housing Tax Credits and tax losses allocable to Limited Partners could be reduced if the IRS were successful in such a challenge.  The alternative minimum tax could reduce tax benefits from an investment in the Partnership.  Changes in tax laws could also impact the tax benefits from an investment in the Partnership and/or the value of the Housing Complexes.

No trading market for the Partnership Units exists or is expected to develop. Limited Partners may be unable to sell their Partnership Units except at a discount and should consider their Partnership Units to be a long-term investment. Individual Limited Partners will have no recourse if they disagree with actions authorized by a vote of the majority of Limited Partners.

The Partnership currently has insufficient working capital to fund its operations.  Associates has agreed to continue providing advances sufficient enough to fund the operations and working capital requirements of the Partnership through March 31, 2011.

Anticipated future and existing cash resources of the Partnership are not sufficient to pay existing liabilities of the Partnership.  However, substantially all of the existing liabilities of the Partnership are payable to the General Partner and/or its affiliates.  Though the amounts payable to the General Partner and/or its affiliates are contractually currently payable, the Partnership anticipates that the General Partner and/or its affiliates will not require the payment of these contractual obligations until capital reserves are in excess of the aggregate of then existing contractual obligations and then anticipated future foreseeable obligations of the Partnership.  The Partnership would be adversely affected should the General Partner and/or its affiliates demand current payment of the existing contractual obligations and or suspend services for this or any other reason.

Exit Strategy

The Compliance Period for a Housing Complex is generally 15 years following construction or rehabilitation completion. Associates was one of the first in the industry to offer syndicated investments in Low Income Housing Tax Credits.  The initial programs are completing their Compliance Periods.

With that in mind, as of December 31, 2009, the General Partner has not begun reviewing the Housing Complexes for potential disposition, since none of the Housing Complexes have satisfied the IRS compliance requirements, with the exception of two Local Limited Partnerships.  Once the Housing Complexes have satisfied the IRS compliance requirements, the review will take into many consideration many factors, including extended use requirements (such as those due to mortgage restrictions or state compliance agreements), the condition of the Housing Complexes, and the tax consequences to the Limited Partners from the sale of the Housing Complexes.

Upon identifying those Housing Complexes with the highest potential for a successful sale, refinancing or syndication, the Partnership will expect to proceed with efforts to liquidate them. The objective is to maximize the Limited Partners’ return wherever possible and, ultimately, to wind down the Partnership. Local Limited Partnership interests may be disposed of any time by the General Partner in its discretion.  Two Local Limited Partnerships have been identified for disposition as of December 31, 2009.

On December 24, 2009 the Partnership identified two Local Limited Partnerships, Fernwood Meadows, L.P.(“Fernwood”) and Sierra’s Run, L.P. (“Sierra’s Run”) for disposition in order to generate sufficient equity to

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
 (A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended December 31, 2009
(unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

complete the purchase of Davenport Housing VII, L.P.  (See Troubled Housing Complexes in footnote 2.)  On February 12, 2010, Fernwood and Sierra’s Run were sold, subject to a condition subsequent that the Limited Partners approve the sales by a majority in interest of the Limited Partners. The approval of the Limited Partners will be sought as the transfers were to a limited partnership that is affiliated with the Partnership.  Fernwood and Sierra’s Run were sold for an aggregate purchase price of $2,829,427.  The Partnership’s net investment balances in Fernwood and Sierra’s Run are estimated to be $1,904,702 and $1,805,558, respectively, at the time of the sale.  Accordingly, the Partnership has recognized an impairment loss on the sale of Local Limited Partnerships in the amount of approximately $881,000 as of December 31, 2009.

Fernwood and Sierra’s Run will complete their 15-year compliance periods in 2022; therefore there is a risk of tax credit recapture.  The maximum exposure of recapture (excluding the interest and penalties related to the recapture) is $177,508 and $170,246, respectively, for Fernwood and Sierra’s Run, which equates to $16.57 per Partnership Unit in the aggregate.  Under the circumstances, the General Partner believes there is a reasonable expectation that each Local Limited Partnership will continue to be operated as qualified low income housing for the balance of its compliance period, and, accordingly, does not anticipate that there will be any recapture.

Method of Accounting for Investments in Local Limited Partnerships

The Partnership accounts for its investments in Local Limited Partnerships using the equity method of accounting, whereby the Partnership adjusts its investment balance for its share of the Local Limited Partnerships’ results of operations and for any contributions made and distributions received. The Partnership reviews the carrying amount of an individual investment in a Local Limited Partnership for possible impairment whenever events or changes in circumstances indicate that the carrying amount of such investment may not be recoverable.  Recoverability of such investment is measured by the estimated value derived by management, generally consisting of the sum of the remaining future Low Income Housing Tax Credits estimated to be allocable to the Partnership and the estimated residual value to the Partnership.  If an investment is considered to be impaired, the Partnership reduces the carrying value of its investment in any such Local Limited Partnership.  The accounting policies of the Local Limited Partnerships, generally, are expected to be consistent with those of the Partnership. Costs incurred by the Partnership in acquiring the investments are capitalized as part of the investment account and are being amortized over 30 years (see Note 2).

“Equity in losses of Local Limited Partnerships” for the periods ended December 31, 2009 and 2008 have been recorded by the Partnership. Management’s estimate for the nine-month period is based on either actual unaudited results reported by the Local Limited Partnerships or historical trends in the operations of the Local Limited Partnerships.  In subsequent annual financial statements, upon receiving the actual annual results reported by the Local Limited Partnerships, management reverses its prior estimate and records the actual results reported by the Local Limited Partnerships.  Equity in losses of Local Limited Partnerships allocated to the Partnership are not recognized to the extent that the investment balance will be adjusted below zero.  If the Local Limited Partnerships reported net income in future years, the Partnership will resume applying the equity method only after its share of such net income equals the share of net losses not recognized during the period(s) the equity method was suspended (see Note 2).

In accordance with the accounting guidance for the consolidation of variable interest entities, the Partnership determines when it should include the assets, liabilities, and activities of a variable interest entity (VIE) in its financial statements, and when it should disclose information about its relationship with a VIE. A VIE is a legal structure used to conduct activities or hold assets, and a VIE must be consolidated by a company if it is the primary beneficiary because a primary beneficiary absorbs the majority of the entity’s expected losses, the majority of the expected residual returns, or both. The Local Limited Partnerships in which the Partnership invests are VIEs. However, management does not consolidate the Partnership’s interests in these VIE’s as the Partnership is not considered the

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
 (A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended December 31, 2009
(unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

primary beneficiary. The Partnership’s balance in its investment in Local Limited Partnerships, plus the risk of recapture of tax credits previously recognized on these investments, represents its maximum exposure to loss. The Partnership may be subject to additional losses to the extent of any financial support that the Partnership voluntarily provides to the Local Limited Partnerships in the future.

Distributions received by the Partnership are accounted for as a reduction of the investment balance.  Distributions received after the investment has reached zero are recognized as income.  As of December 31, 2009, one of the investment balances had reached zero.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could materially differ from those estimates.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with original maturities of three months or less when purchased to be cash equivalents.  As of December 31, 2009 and March 31, 2009, the Partnership had cash equivalents of approximately $319,000 and $1,485,000, respectively.

Concentration of Credit Risk

For all periods presented, the Partnership maintained cash balances at certain financial institutions in excess of the federally insured maximum.  The Partnership believes it is not exposed to any significant financial risk on cash.

Reporting Comprehensive Income

The Partnership had no items of other comprehensive income for all periods presented.

Income Taxes

The Partnership has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns.  The Partnership’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Partnership is not required to take any tax positions in order to qualify as a pass-through entity. The Partnership is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Partnership has no other tax positions which must be considered for disclosure.

Net Loss Per Partnership Unit

Net loss per Partnership Unit includes no dilution and is computed by dividing loss allocated to Limited Partners by the weighted average number of Partnership Units outstanding during the period.  Calculation of diluted net loss per Partnership Unit is not required.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
 (A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended December 31, 2009
(unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Revenue Recognition

The Partnership is entitled to receive reporting fees from the Local Limited Partnerships.  The intent of the reporting fees is to offset (in part) administrative costs incurred by the Partnership in corresponding with the Local Limited Partnerships.  Due to the uncertainty of the collection of these fees, the Partnership recognizes reporting fees as collections are made.

Amortization

Acquisition fees and costs were being amortized over 30 years using the straight-line method. Amortization expense for each of the nine months ended December 31, 2009 and 2008 was $51,525. During each of the nine months ended December 31, 2009 and 2008, there was no impairment loss recorded against these fees and costs.

Impairment

A loss in value from a Local Limited Partnership other than a temporary decline is recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total of the remaining Low Income Housing Tax Credits allocated to the Partnership and the estimated residual value to the Partnership. For the nine months ended December 31, 2009 and 2008, impairment loss related to investment in Local Limited Partnerships was $1,169,440 and $80,344, respectively. The Partnership also evaluates its intangibles for impairment in connection with its investments in Local Limited Partnerships. Impairment on the intangibles is measured by comparing the investment’s carrying amount after impairment and the related intangible assets to the sum of the total of the remaining Low Income Housing Tax Credits allocated to the Partnership and the estimated residual value of the investment. During each of the nine months ended December 31, 2009 and 2008, there was no impairment loss recorded on the related intangibles.

NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS

As of the periods presented, the Partnership owns Local Limited Partnership interests in ten Local Limited Partnerships consisting of an aggregate of 647 apartment units. The respective Local General Partners of the Local Limited Partnerships manage the day to day operations of the entities. Significant Local Limited Partnership business decisions require approval from the Partnership.  The Partnership, as a Limited Partner, is generally entitled to 99.98%, as specified in the Local Limited Partnership agreements, of the operating profits and losses, taxable income and losses, and Low Income Housing Tax Credits of the Local Limited Partnerships.

A loss in value from a Local Limited Partnership other than a temporary decline would be recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining Low Income Housing Tax Credits allocated to the Partnership and the estimated residual value to the Partnership.  Due to current economic conditions all Local Limited Partnerships were not considered to have any residual value. Further, because of the impending sale of Fernwood and Sierra’s Run which are expected to result in a loss on sale of approximately $881,000 as discussed in footnote 1, management has recorded an impairment loss in the three months ended December 31, 2009 equal to the loss. Accordingly, the Partnership recorded an impairment loss of $1,169,440 and $80,344 during the nine months ended December 31, 2009 and 2008, respectively.  The Partnership also evaluates its intangibles for impairment in connection with its investment in Local Limited Partnerships.  During each of the nine months ended December 31, 2009 and 2008, there was no impairment loss was recorded on the related intangibles.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
 (A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended December 31, 2009
(unaudited)

NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS, continued

The following is a summary of the equity method activity of the investments in Local Limited Partnerships for the periods presented below:

	For the Nine Months Ended December 31, 2009	For the Year Ended March 31, 2009

Investments per balance sheet, beginning of period	$13,242,305	$15,943,480
Equity in losses of Local Limited Partnerships	(1,806,918)	(2,443,000)
Impairment loss	(1,169,440)	(80,344)
Tax credit adjustments	(10,367)	(108,131)
Distribution received from Local Limited Partnerships	(3,558)	(1,000)
Amortization of capitalized acquisition fees and costs	(51,498)	(68,664)
Amortization of capitalized warehouse and interest	(27)	(36)

Investments per balance sheet, end of period	$10,200,497	$13,242,305

	For the Nine Months Ended December 31, 2009	For the Year Ended March 31, 2009
Investments in Local Limited Partnerships, net	$8,510,628	$11,500,911
Acquisition fees and costs, net of accumulated amortization of $199,329 and $147,831	1,688,961	1,740,459
Capitalized warehouse costs and interest accumulated amortization of $131 and $104	908	935
Investments per balance sheet, end of period	$10,200,497	$13,242,305

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
 (A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended December 31, 2009
(unaudited)

NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS, continued

Selected financial information for the nine months ended December 31, 2009 and 2008 from the unaudited combined condensed financial statements of the Local Limited Partnerships in which the Partnership has invested is as follows:

COMBINED CONDENSED STATEMENTS OF OPERATIONS
	2009	2008

Revenues	$3,387,000	$3,387,000

Expenses:
Interest expense	915,000	915,000
Depreciation and amortization	1,420,000	1,420,000
Operating expenses	2,885,000	2,885,000
Total expenses	5,220,000	5,220,000

Net loss	$(1,833,000)	$(1,833,000)
Net loss allocable to the Partnership	$(1,832,000)	$(1,832,000)
Net loss recorded by the Partnership	$(1,807,000)	$(1,832,000)

Certain Local Limited Partnerships have incurred significant operating losses and/or have working capital deficiencies.  In the event these Local Limited Partnerships continue to incur significant operating losses, additional capital contributions by the Partnership may be required to sustain operations of such Local Limited Partnerships.  If additional capital contributions are not made when they are required, the Partnership's investments in certain of such Local Limited Partnerships could be impaired, and the loss and recapture of the related Low Income Housing Tax Credits could occur.

Troubled Housing Complexes

One Local Limited Partnership, Davenport Housing VII, L.P., (“Davenport”) started construction in October 2006 and was scheduled to be completed in June 2008. Construction was delayed due to the original Local General Partner defaulting on his construction guarantee and resulting disputed mechanic liens on the property.  In November 2008, the original Local General Partner was replaced with a new Local General Partner, Shelter Resource Corporation due to restrictions implemented by the Iowa Finance Authority (“IFA”).  Subsequently, with IFA’s approval, the defaulting original Local General Partner was removed from the Partnership leaving Shelter Resource Corporation as the sole Local General Partner.

As of March 31, 2009 construction of the property was 75% complete and a certificate of occupancy was granted for both buildings in December 2009.  The Partnership engaged all sub-contractors to sign new construction contracts, along with lien releases for any and all work done after their engagement.  As of December 31, 2009 the Partnership voluntarily advanced $719,829 and subsequently advanced $148,657 to Davenport for construction related costs.

It is anticipated that Davenport will be fully completed by March 31, 2010 and achieve stabilized operations by May 31, 2010.  Davenport has been awarded state historical tax credits from the State of Iowa, federal historical credits and federal Low Income Housing Tax Credits.  The State historical credits are given in the form of a refund check from the State in conjunction with the State tax return filing.  The net amount of the check after applicable federal taxes will be

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
 (A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended December 31, 2009
(unaudited)

NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS, continued

contributed back to the property to help fund construction shortfalls.  Davenport was also allocated additional federal Low Income Housing Tax Credits as well as federal historical tax credits.  Upon the Limited Partners’ approval of the disposition of Sierra’s Run and Fernwood, the Partnership will purchase the additional credits.  See the exit strategy in footnote 1 regarding the disposition of Sierra’s Run and Fernwood.

NOTE 3 - RELATED PARTY TRANSACTIONS

Under the terms of the Partnership Agreement, the Partnership has paid or is obligated to the General Partner or its affiliates the following fees:

(a)
Acquisition fees of up to 7% of the gross proceeds from the sale of Partnership Units as compensation for services rendered in connection with the acquisition of Local Limited Partnerships.  At the end of all periods presented, the Partnership had incurred cumulative acquisition fees of $1,468,670. Accumulated amortization of these capitalized costs was $155,041 and $114,985 as of December 31, 2009 and March 31, 2009, respectively.

(b)
Reimbursement of costs incurred by the General Partner or an affiliate in connection with the acquisition of Local Limited Partnerships.  These reimbursements have not exceeded 2% of the gross proceeds.  As of the end of all periods presented, the Partnership had incurred cumulative acquisition costs of $419,620, which have been included in investments in Local Limited Partnerships.  Accumulated amortization of these capitalized costs was $44,288 and $32,846 as of December 31, 2009 and March 31, 2009, respectively.

(c)
Annual Asset Management Fee. An annual asset management fee accrues in an amount equal to 0.5% of the Invested Assets of the Partnership.  “Invested Assets” is defined as the sum of the Partnership’s Investment in Local Limited Partnerships, plus the reserves of the Partnership of up to 5% of gross partnership Unit sales proceeds, and the Partnership’s allocable share of the amount of the mortgage loans and other debts related to the Housing Complexes owned by such Local Limited Partnerships.  Asset management fees of $133,841 and $134,068 were incurred during the nine months ended December 31, 2009 and 2008, respectively.  The Partnership paid the General Partner and or its affiliates $0 and $15,000 of those fees during the nine months ended December 31, 2009 and 2008, respectively.

(d)
The Partnership reimburses the General Partner or its affiliates for operating expenses incurred by the Partnership and paid for by the General Partner or its affiliates on behalf of the Partnership. Operating expense reimbursements were $0 and $19,886 during the nine months ended December 31, 2009 and 2008, respectively.

(e)
A subordinated disposition fee will be paid in an amount equal to 1% of the sales price of real estate sold.  Payment of this fee is subordinated to the Limited Partners receiving a return on investment (as defined in the Partnership Agreement) and is payable only if the General Partner or its affiliates render services in the sales effort.  No disposition fees have been incurred for all periods presented.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
 (A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended December 31, 2009
(unaudited)

NOTE 3 - RELATED PARTY TRANSACTIONS, continued

The accrued fees and expenses due to the General Partner and affiliates consist of the following at:
	December 31, 2009	March 31, 2009

Reimbursement for expenses paid by the General Partner or affiliates on behalf of the Partnership	$93,336	$32,987
Advances made to the Partnership from the General Partner or affiliates	265,000	-
Asset management fee payable	392,393	258,552

Total	$750,729	$291,539

The General Partner and/or its affiliates do not anticipate that these accrued fees will be paid until such time as capital reserves are in excess of future foreseeable working capital requirements of the Partnership

NOTE 4 –ADVANCES TO LOCAL LIMITED PARTNERSHIPS

During the nine months ended December 31, 2009, the Partnership voluntarily advanced $697,518 to one Local Limited Partnership.  The Local Limited Partnership has been experiencing construction related issues.  As of December 31, 2009 total advances made to Local Limited Partnerships were $719,829 all of which was reserved.  The Partnership determined the recoverability of these advances to be improbable and, accordingly, a reserve had been recorded.

NOTE 5– PAYABLES TO LOCAL LIMITED PARTNERSHIPS

Payables to Local Limited Partnerships represent amounts which are due at various times based on conditions specified in the Local Limited Partnership agreements.  These contributions are payable in installments and are generally due upon the Local Limited Partnerships achieving certain operating and development benchmarks (generally within two years of the Partnership’s initial investment). The payables to Local Limited Partnerships are subject to adjustment in certain circumstances. Payables to Local Limited Partnerships were decreased for tax credit adjusters during the nine months ended December 31, 2009 and 2008 in the amounts of $10,367 and $108,131, respectively.

NOTE 6– SUBSEQUENT EVENTS

Subsequent to December 31, 2009, the Partnership advanced $148,657 to one Local Limited Partnership, Davenport.  Davenport has been experiencing construction issues.  All advances were reserved in full in the period they were advanced.  See Troubled Housing Complexes in footnote 2 for further details regarding the construction related issues.

See exit strategy in footnote 1 for discussion on Fernwood and Sierra’s Run being sold in February 2010.

WNC HOUSING TAX CREDIT FUND VI, L.P., Series 13
(A California Limited Partnership)
PRO FORMA BALANCE SHEET
December 31, 2009

ASSETS
	Historical Balance	Pro Forma Adjustments	Pro Forma Balance

Cash and cash equivalents	$717,130	$2,829,427
		(25,197)
		(2,490,423)	$1,030,937

Investments in Local Limited Partnerships, net	10,200,497	880,833
		(3,710,260)
		2,490,423	9,861,493
Total Assets	$10,917,627		$10,892,430

LIABILITIES AND PARTNERS' EQUITY (DEFICIT)
LIABILITIES:

Payables to Local Limited Partnerships	$722,772	$(25,197)	$697,582
Accrued fees and expenses due to General Partner and affiliates	750,729		750,729
Total Liabilities	1,473,508		1,448,311

PARTNERS’ EQUITY (DEFICIT)
General Partner	(8,715)		(8,715)
Limited Partners	9,452,834		9,452,834
Total Partners’ equity (deficit)	9,444,119		9,444,119

Total Liabilities and Partners’ Equity	$10,917,627		$10,892,430

- Unaudited -
See Accompanying Notes to Pro Forma Balance Sheet

WNC HOUSING TAX CREDIT FUND VI, L.P., Series 13
(A California Limited Partnership)
PRO FORMA STATEMENT OF OPERATIONS
December 31, 2009

	Historical Balance	Pro Forma Adjustments		Pro Forma Balance
Reporting fees	$-	$		$-

Operating expenses:
Amortization	51,525			51,525
Asset management fees	133,841			133,841
Legal and accounting fees	46,799			46,799
Impairment loss	1,169,440		(880,833)	288,607
Write off of advances to Local Limited Partnerships	697,518			697,518
Asset management expenses	9,007			9,007
Other	4,544			4,544
Total operating expenses	2,112,674			1,231,841

Loss from continuing operations	(2,112,674)			(1,231,841)

Loss on sale of Local Limited Partnerships	-		(880,833)	(880,833)

Equity in losses of Local Limited Partnerships	(1,806,918)			(1,806,918)

Interest income	736			736

Net loss
	$(3,918,856)	$		$(3,918,856)
Net loss allocated to:

General Partner	$(3,919)	$		$(3,919)

Limited Partners	$(3,914,937)	$		$(3,914,937)

Net loss per Partnership Unit	$(186.59)	$		$(186.59)

Outstanding weighted Partnership Units Partnership Units	20,981			20,981

- Unaudited -
See Accompanying Notes to Pro Forma Statement of Operations

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
(A California Limited Partnership)
NOTES TO PRO FORMA FINANCIAL STATEMENTS
December 31, 2009

NOTE 1 - GENERAL

The information contained in the following notes to the pro forma financial statements is condensed from that which appears in the financial statements.  Accordingly, these pro forma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 13 financial statements dated December 31, 2009.  WNC Housing Tax Credit Fund VI, L.P., Series 13 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PRO FORMA ADJUSTMENTS

The accompanying pro forma financial statements present the results from the sale of the Partnerships' interests in Sierra’s Run Limited Partnership (“Sierra’s Run”) and Fernwood Meadows Limited Partnership (“Fernwood”).  The sale proceeds are used to invest in additional tax credits from a third Local Limited Partnership, Davenport Housing VII, L. P. (“Davenport”), which is owned by the Partnership. Davenport will use the equitiy to retire its construction loan and to pay other debts and obligations, including those resulting from cost overruns and those due to the general partner, and to restore reserves.  The pro forma financial statements were computed assuming the transaction occurs at the end of the period presented, December 31, 2009.

The first adjustment to the investments in Local Limited Partnerships net of $880,833 and the adjustment to the impairment loss in the statement of operations represents reversing the impairment loss that was originally recorded for Fernwood and Sierra’s Run. Because the pro forma financial statement accounts for the disposition occurring prior to the December 31, 2009, the impairment loss is reversed to reflect the proposed transaction.  The first adjustment to cash for $2,829,427 was the sales proceeds received by the Partnership for the disposition of both Sierra’s Run and Fernwood.  The original acquisition cost of Fernwood was $2,023,003 and to date the Partnership had recorded equity in income of $17,023, an impairment loss of $(124,958) and the Partnership recorded a timing adjuster which reduced the investment balance by $(10,366) equating to a net investment balance of $1,904,702.  The original acquisition cost of Sierra’s Run was $1,931,774 and the Partnership had recorded equity in losses of $(49,335) along with an impairment loss of $(76,881) which equates to a net investment balance of $1,805,558.  The aggregate net investment balance of these two Local Limited Partnerships was $3,710,260.  Considering the total net investment balance of $3,710,260, which is the second adjustment to investments in Local Limited Partnerships, net, compared to the sale proceeds of $2,829,427, there would be a loss on sale of Local Limited Partnerships of $880,833, which is recorded on the pro forma statement of operations.  The second adjustment to cash and cash equivalents in the amount of $25,197 is the payment of the outstanding capital contributions owing to Sierra’s Run with the payables to Local Limited Partnerships being reduced by the same amount.

The proceeds from the sale of the Partnership’s Local Limited Partnership interests in Fernwood and Sierra’s Run are expected to be used to purchase additional federal low income tax credits in Davenport.  Davenport will generate significantly greater federal low income housing tax credits than originally anticipated.  Additionally Davenport is generating a federal historic tax credit as well as an Iowa state historic tax credit.  The third adjustment to cash and the third adjustment to investments in Local Limited Partnerships, net, on the pro forma balance sheet reflects the Partnership purchasing the additional credits for a total cost of $2,490,423, which decreases cash and increases the investments in Local Limited Partnerships.

- Unaudited -

Child, Van Wagoner & Bradshaw PLLC

Fernwood Meadows, L.P.

Audited Financial Statements
and Supplemental Information

December 31, 2009 and 2008

1284 W. Flint Meadow Drive, Suite D      Kaysville, Utah 84037      Phone: (801) 927-1337      Fax: (801 927-1344)

Fernwood Meadows, L.P.

Contents

Page

 Independent Auditors' Report
1

 Financial Statements:

 Balance Sheets
2-3

 Statements of Operations
4

 Statements of Changes in Partners' Equity
5

 Statements of Cash Flows
6

 Notes to Financial Statements
7-11

 Supplemental Information
13

 Report on Internal control over Financial Reporting and on

 Compliance and Other Matters based on an Audit of Financial Statements

 Performed in Accordance with Government Auditing Standards
14-15

 Schedule of Findings and Questioned Costs
16

 Schedule of Findings and Questioned Costs - Prior Year
17

Child, Van Wagoner & Bradshaw, PLLC CERTIFIED PUBLIC ACCOUNTANTS

Report of Independent Registered Public Accounting Firm

To the Partners
Fernwood Meadows, L.P. Fernley, Nevada

We have audited the accompanying balance sheets of Fernwood Meadows, L.P. (the Partnership), as of December 31, 2009 and 2008, and the related statements of operations, changes in partners' equity and cash flows for the years ended December 31, 2009 and 2008. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards of the Public Company Accounting Oversight Board (United States of America) and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2009 and 2008, and the results of its operations and cash flows for the years ended December 31, 2009 and 2008, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated March 22, 2010, on our consideration of the Partnership's internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information shown on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Child, Van Wagoner & Bradshaw, PLLC

Child, Van Wagoner & Bradshaw, PLLC
Kaysville, Utah March 22, 2010

Fernwood Meadows, L.P.
Balance Sheets

	December 31, 2009	December 31, 2008
Assets
Current assets:
Cash	$30,367	$51,033
Total current assets	30,367	51,033
Restricted deposits and funded reserves:
Tenants' security deposits	5,144	5,335
Tax and insurance escrow	4,761	3,415
Other reserve - rehabilitation	-	100,784
Reserve account	89,323	77,163
Total restricted deposits and funded reserves	99,228	186,697

Property and equipment:
Land	140,199	140,199
Buildings and improvements	2,979,223	2,979,223
Furniture and equipment	19,813	11,925
Total property and equipment	3,139,235	3,131,347
Less accumulated depreciation	(140,288)	(61,542)
Net property and equipment	2,998,947	3,069,805

Total assets	$3,128,542	$3,307,535

See accompanying notes to financial statements.

	December 31, 2009	December 31, 2008
Liabilities and Partners' Equity

Current liabilities:
Accrued interest	$1,911	$3,979
Developer fees - current	10,185	-
Current maturities of long-term debt (Note 2)	8,045	7,374
Total current liabilities	20,141	11,353

Deposits and prepaid liabilities:
Tenants' security deposits	4,973	5,040

Long-term liabilities: (Note 2)
Mortgage payable - Rural Development, less current portion	1,122,785	1,130,790
Developer fees - deferred	-	236,819
Total long-term liabilities	1,122,785	1,367,609
Total liabilities	1,147,899	1,384,002

Partners' equity	1,980,643	1,923,533

Total liabilities and patners' equity	3,128,542	$3,307,535

Fernwood Meadows, L.P.
Statements of Operations

	Year Ended December 31, 2009	Year Ended December 31, 2008
Revenues:
Rent	$76,193	$80,034
Rental assistance	117,074	127,653
Interest subsidy	76,011	78,188
Laundry	1,255	1,161
Other income	131	1,781
Total revenues	270,664	288,817

Expenses:
Maintenance and operating	36,360	33,653
Utilities	22,396	20,720
Administrative	32,321	31,057
Management fee	16,716	16,023
Taxes	16,132	17,033
Insurance	3,679	3,510
Interest	97,232	101,875
Depreciation	78,746	55,445
Total expenses	303,582	279,316
Operating income (loss)	(32,918)	9,501

Other income and expenses:
Interest income	594	9,700
Total other income and expenses	594	9,700
Net income (loss)	$(32,324)	$19,201

See accompanying notes to financial statements.

Fernwood Meadows, L.P.
Statements of Changes in Partners' Equity
Years Ended December 31, 2009 and 2008

Balance, January 1, 2008	$609,684
Net income	19,201
Partner contributions	1,294,648
Balance, December 31, 2008	1,923,533

Balance, January 1, 2009	$1,923,533
Net loss	(32,324)
Partner contributions	91,934
Partner distributions	(2,500)
Balance, December 31, 2009	$1,980,643

See accompanying notes to financial statements.

Fernwood Meadows, L.P.
Statements of Cash Flows

	Year Ended December 31, 2009	Year Ended December 31, 2008
Cash flows from operating activities:
Net income (loss)	$(32.324)	$19,201
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	78,746	55,445

Decrease (increase) in:
Advances receivable - general partner	-	36,304
Tenants' security deposits	191	(7)
Tax and insurance	(1,346)	(2,165)

Increase (decrease) in:
Accrued interest	(2,068)	1,965
Tenant security deposits	(67)	497
Net cash provided by (used in) operating activities	43,132	111,240

Cash flows from investing activities:
Increase in reserve account	(12,160)	(20,132)
Decrease (increase) in other reserve - rehabilitation	100,784	(3,188)
Purchase of property and equipment	(7,888)	(1,565,381)
Net cash provided by (used in) investing activities	80,736	(1,588,701)

Cash flows from financing activities:
Principal payments of mortgage payable
Rural Development	(7,334)	(6,722)
Increase (decrease) in deferred developer fees	(226,634)	236,819
Partner contributions	91,934	1,294,648
Partner distributions	(2,500)	-
Net cash provided by (used in) financing activities	(144,534)	1,524,745
Net increase (decrease) in cash:	(20,666)	47,284
Cash and cash equivalents at beginning of year	51,033	3,749
Cash and cash equivalents at end of year	$30,367	$51,033

Supplemental disclosure:
Interest paid in cash - net of subsidies	$23,289	$21,722

See accompanying notes to financial statements.

Fernwood Meadows, L.P.
Notes to Financial Statements
Years Ended December 31, 2009 and 2008

1.	Organization and Summary of Significant Accounting Policies:

Organization
Fernwood Meadows, L.P. (the Partnership) was organized in 2007 as a limited partnership to develop, construct, own, maintain, and operate a 28-unit rental housing project for persons of low and moderate income which was purchased on November 2, 2007. The project is located in the city of Fernley, Nevada, and is currently known as Fernwood Meadows Apartments (the Project). The major activities of the Partnership are governed by the partnership agreement, USDA-Rural Development, and Internal Revenue Code Section 42. The Partnership is regulated by Rural Development as to rent charges and operating methods.

Each building of the project has qualified and been allocated low-income housing tax credits pursuant to Internal Revenue Code Section 42, which regulates the use of the project as to occupant eligibility and unit gross rent, among other requirements. Each building of the project must meet the provisions of these regulations during each of fifteen consecutive years in order to continue to qualify to receive the tax credits. Failure to comply with occupant eligibility and/or unit gross rent requirements, or to correct noncompliance within a specified time period, could result in recapture of previously claimed low-income housing tax credits plus interest and penalties. Such noncompliance may require an adjustment to the contributed capital by the limited partners.

In accordance with Rural Development requirements, the partners of the Partnership are restricted to a per annum cash return of $41,806. Unpaid distributions may accumulate for payment the following year. Profits and losses from operations are distributed to the general partners and the limited partners according to the Partnership agreement.

Basis of Accounting
The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Property and Equipment
Property and equipment are recorded at cost and depreciated using the straight-line method of depreciation over the estimated useful lives of the assets, as shown below. When assets are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in income for the period. Maintenance and repairs, including the replacement of minor items, are expensed as incurred, and major additions to buildings, furnishings, and equipment are capitalized.

Major Groupings	Useful Lives (years)
Buildings and improvements	10-40
Furniture and equipment	3-10

Fernwood Meadows, L.P.
Notes to Financial Statements
Years Ended December 31, 2009 and 2008
1.	Organization and Summary of Significant Accounting Policies (continued)

Income Taxes
Income taxes on Partnership income are levied on the partners at the partner level. Accordingly, all profits and losses of the Partnership are recognized by each partner on its respective tax return. Federal and state tax authorities generally have the right to examine and audit the previous three years of tax returns filed. Any interest or penalties assessed to the Partnership are recorded in operating expenses. For the years ended December 31, 2009 and 2008, there were no interest or penalties recorded in the accompanying financial statements.

Cash and Cash Equivalents
For purposes of the statement of cash flows, cash and cash equivalents include all cash balances and highly liquid short-term investments with a maturity of three months or less. Restricted deposits and funded reserves are not considered cash equivalents.

Rental Income and Other Sources Revenue
Rental income is recognized as rents become due. Rental payments received in advance are deferred until earned. Interest and other sources of revenue are recognized as the period transpires for which the interest is earned or as services are rendered, and when the amount and collection is reasonably assured. Unearned revenue includes rental assistance payments from USDA-RD and tenant rents paid in advance of the period in which these payments are recognized as revenue. All leases between the Partnership and the tenants of the property are operating leases.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

Accounts Receivable and Bad Debts
Accounts receivable consist of tenant rents receivable. The Partnership's customers are primarily low-income rental tenants that may be affected by changing economic conditions. Management believes that its credit review procedures and tenant deposits have adequately provided for usual and customary credit-related losses. The Partnership's policy for charging off tenant receivables is to consider write-down of receivables extending beyond 120 days after significant collection efforts have been made or when the financial condition of tenants warrants charge-off. Tenant receivables are determined to be past due after 30 days regardless of whether partial payments have been received. Based on the Partnership's policy for charging off tenant receivables, the bad debts allowance is usually insignificant.

Fernwood Meadows, L.P.
Notes to Financial Statements
Years Ended December 31, 2009 and 2008

1.	Organization and Summary of Significant Accounting Policies (continued)

Recently Issued Accounting Pronouncements
The Partnership has reviewed the recently issued FASB Codifications (ASC's) for the years ended December 31, 2009 and 2008, and has determined that none of the recently issued accounting codifications will have a material effect on the fair presentation of these financial statements.

2.	Long-Term Liabilities

Developer Fees
The remaining developer fees of $10,185 as of December 31, 2009 are for costs related to the rehabilitation of the Project and are due to Gregory Development Group, LLC. The note is not collateralized and does not bear interest. The note payable is to be paid with surplus cash according to the terms set forth by the Partnership Agreement. If the development fee is not paid in full in accordance with the Partnership Agreement, then the balance of the Development Fee shall be paid from available net operating income in accordance with the terms of said Partnership Agreement. Accordingly, it has been classified as current because these terms are expected to be met in the short-term, see note 6.

Mortgage payable-Rural Development
The mortgage note payable consists of a Rural Rental Housing Program mortgage loan under Rural Development, which totaled $1,130,830 as of December 31, 2009. The mortgage note is collateralized by the land and building and bears interest at 8% per annum. This contract rate is subject to an interest credit agreement, which reduces the effective interest rate to 1% per annum. Principal and interest are payable in equal monthly installments of $2,552, net of interest subsidy. The mortgage note is due February 2040.

Future maturities of long-term debt are as follows:

                               Year ending December 31,

2010	8,045
2011	8,778
2012	9,578
2013	10,383
2014	11,256
Thereafter	1,082,790
$1,130,830

Fernwood Meadows, L.P.
Notes to Financial Statements
Years Ended December 31, 2009 and 2008

2.	Long-Term Liabilities

As is customary in the low-income housing industry, interest rates on loans used to finance the purchase of low-income housing are, in some cases, substantially below usual prevailing market rates in other industries and many loans bear interest rate subsidies and longer terms than what is customary. As a result, debt discounts based on the future value of the cumulative differences between actual interest rates and prevailing market rates have not been recorded on the Partnership's financial statements as the difference between actual interest rates and interest rates that are customary in the industry are not considered material. Management is of the opinion that recording substantial debt discounts based on differences from prevailing rates in other industries would make the financial statements misleading.

3.	Economic Dependency

A substantial amount of the revenues received by the Partnership come from U.S. Department of Agriculture-Rural Development. The Partnership received $117,074 and $127,653 in rental subsidies from the Rural Development contract during the periods ended December 31, 2009 and 2008, respectively, in addition to interest subsidies of $76,011 and $78,188, respectively. Operation of the Partnership depends upon continued funding by the U.S. Government.

4.	Risk Management

The Partnership is exposed to various risks of loss related to torts; theft of, damage to, and destruction of assets; errors and omissions; injuries to employees; and natural disasters. Various insurance policies have been purchased to cover the risks described above. The insurance policies require minimal deductible amounts which the Partnership pays in the event of any loss. The Partnership also has purchased a workers' compensation policy. Settled claims resulting from losses have not exceeded commercial insurance coverage in any of the past three fiscal years.

5.	Cash Deposits

At December 31, 2009 and 2008, the carrying amount of the Partnership's cash deposits were $129,595 and $237,730, respectively, and the bank balances were $131,300 and $237,689, respectively. Of the bank balances, $131,300 and $237,689 were covered by federal depository insurance, respectively.

6.	Related Party Transactions

The Project is managed by Weststates Property Management Co. (Weststates), an affiliate of the general partner. Under the Rural Development approved management agreement, fees of $16,716 and $16,023 were paid to Weststates for Project management during the periods ended December 31, 2009 and 2008, respectively. Weststates also received reimbursements from the Partnership for the following expenditures:

Fernwood Meadows, L.P.
Notes to Financial Statements
Years Ended December 31, 2009 and 2008

6.	Related Party Transactions (continued)

	Year Ended December 31, 2009	Year Ended December 31, 2008
Manager salary	$14,875	$14,107
Repair and maintenance/labor	19,356	16,302
Group insurance	1,689	2,187
Workers compensation	1,221	974
Payroll taxes	3,482	3,109
	$40,623	$36,679

Coin-Op in Nevada, which is an affiliate of a general partner, has entered into a year-to-year revenue-sharing agreement with the Partnership to provide onsite laundry machine service to the tenants. The Partnership received $1,255 and $1,161 for the periods ended December 31, 2009 and 2008, respectively.

Gregory Development, which is an affiliate of the general partner, was paid $226,634 during the year ended December 31, 2009 for prior developer fees earned. The balance of the developer fees was $10,185 and $236,819 at December 31, 2009 and 2008, respectively, see note 2.

7.	Subsequent Events

The Partnership has evaluated subsequent events through March 22, 2010, which is the date the financial statements were available to be issued. The Partnership did not identify any subsequent events or transactions that should be disclosed.

SUPPLEMENTAL INFORMATION

Fernwood Meadows, L.P.
Supplemental Information
Year Ended December 31, 2009

1.	Management Fee Calculation

The management fee is based on a fee per unit occupied by tenants during the month.

Total Qualified Units (28 units * 12 months)	336
Less: Rent Free Unit
Vacancies	5
Total Occupied Units	331
Fee Per Unit (Effective January 2009)	$50.50
Management Fee Expense	$16.716

2.	Insurance Disclosure

The Partnership maintains Insurance coverage as follows:

	Deductible	Coverage
Property Coverage on Buildings	$2,500	$1,128,000
Comprehensive Business Liability	$-	$1,000,000
Fidelity / Employee Dishonesty	$5,000	$1,000,000

3.	Return to Owner

In accordance with the Loan Agreement, the annual return to owner is as follows:

Maximum Return to Partners	$37,200

Budgeted Return to Partners	$37,200

Return to Owner Paid:
General Partner Distribution	$-
Limited Partner Distribution	2,500
2,500

Child, Van Wagoner & Bradshaw PLLC CERTIFIED PUBLIC ACCOUNTANTS

Report on Internal Control over Financial Reporting
and on Compliance and Other Matters based on an
Audit of Financial Statements Performed in
Accordance with Government Auditing Standards

To the Partners
Fernwood Meadows, L.P.
Fernley, Nevada

We have audited the financial statements of Fernwood Meadows, L.P. (the Partnership), as of and for the year ended December 31, 2009, and have issued our report thereon dated March 22, 2010. We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.

Internal Control over Financial Reporting
In planning and performing our audit, we considered the Partnership's internal control over financial reporting as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we do not express an opinion on the effectiveness of the Partnership's internal control over financial reporting.

A deficiency in internal control exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent, or detect and correct misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control such that there is a reasonable possibility that a material misstatement of the entity's financial statements will not be prevented, or detected and corrected on a timely basis.

Our consideration of internal control over financial reporting was for the limited purpose described in the first paragraph of this section and was not designed to identify all deficiencies in internal control over financial reporting that might be deficiencies, significant deficiencies or material weaknesses. We did not identify any deficiencies in internal control over financial reporting that we consider to be material weaknesses, as defined above.

To the Partners
Fernwood Meadows, L.P.

Compliance and Other Matters
As part of obtaining reasonable assurance about whether the Partnership's financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements, and other matters, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit, and accordingly, we do not express such an opinion. The results of our tests disclosed no instances of noncompliance or other matters that are required to be reported under Government Auditing Standards.

This report is intended for the information of the partners, management, and the U.S. Department of Agriculture - Rural Development and is not intended to be and should not be used  anyone  other than these specified parties.

/s/ Child, Van Wagoner & Bradshaw

Child, Van Wagoner & Bradshaw, PLLC
Kaysville, Utah
March 22, 2010

Fernwood Meadows, L.P.
Schedule of Findings and Questioned Costs
Year Ended December 31, 2009

Material Misstatements

During our audit for the year end December 31, 2009, we noted no Material Misstatements.

Significant Deficiencies

During our audit for the year end December 31, 2009, we noted no Significant Deficiencies.

Fernwood Meadows, L.P.
Schedule of Findings and Questioned Costs — Prior Year
Year Ended December 31, 2009

No matters were reported for the audit year ended December 31, 2008.

Child Van Wagoner Bradshaw, PLLC

Sierra's Run  L.P.

Audited Financial Statements
and Supplemental Information

Years Ended December 31, 2009 and 2008

1284 W. Flint Meadow Drive, Suite D Kaysville, Utah 84037
Phone: (801) 927-1337 Fax: (801 927-1344

Sierra's Run L.P.

Contents

Page

Independent Auditors' Report	1

Financial Statements:

Balance Sheets	2-3

Statements of Operations	4

Statements of Changes in Partners' Equity	5

Statements of Cash Flows	6

Notes to Financial Statements	7-11

Supplemental Information	13

Report on Internal Control over Financial Reporting and on
Compliance and Other Matters based on an Audit of Financial Statements
Performed in Accordance with Government Auditing Standards	14-15

Schedule of Findings and Questioned Costs	16

Schedule of Findings and Questioned Costs - Prior Year	17

Child, Van Wagoner & Bradshaw, PLLC
CERTIFIED PUBLIC ACCOUNTANTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners
Sierra's Run L.P.
Fernley, Nevada

We have audited the accompanying balance sheets of Sierra's Run L.P. (the Partnership) as of December 31, 2009 and 2008, and the related statements of operations, changes in partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, the standards of the Public Company Accounting Oversight Board (United States of America) and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated March 19, 2010, on our consideration of the Partnership's internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Child, Van Wagoner & Bradshaw

Child, Van Wagoner & Bradshaw, PLLC
Kaysville, Utah
March 19, 2010

Sierra's Run L.P.
Balance Sheets

	December 31, 2009	December 31, 2008
Assets

Current assets:
Cash	$152	$4,965
Total current assets	152	4,965

Restricted deposits and funded reserves:
Tenants' security deposits	6,362	5,579
Tax and insurance escrow	3,608	47,054
Reserve account	13,445	10,623
Total restricted deposits and funded reserves	23,415	63,256

Property and equipment:
Land	154,928	154,928
Buildings and improvements	2,289,241	2,289,241
Furniture and equipment	25,630	21,757
Total property and equipment	2,469,799	2,465,926
Less accumulated depreciation	(109,737)	(47,884)
Net property and equipment	2,360,062	2,418,042

Total assets	$2,383,629	$2,486,263

See accompanying notes to financial statements.

	December 31, 2009	December 31, 2008
Liabilities and Partner's Equity

Current liabilities:
Accrued interest	$1,096	$1,120
Current maturities of long-term debt (Note 2)	2,795	2,484
Total current liabilities	3,891	3,604

Deposits and prepaid liabilities:
Tenants' security deposits	6,362	5,383

Long-term liabilities: (Note 2)
Mortgage payable - Rural Development, less current portion	363,271	366,046
Note payable - developer fee (Note 6)	177,245	221,020
Total long-term liabilities	540,516	587,066

Total liabilities	550,769	596,053

Partners' equity	1,832,860	1,890,210

Total liabilities and partners' equity	$2,383,629	$2,486,263

Sierra's Run L.P.
Statements of Operations

	Year Ended	Year Ended
	December 31, 2009	December 31,2008

Revenues:
Rent	$102,356	$89,851
Rental assistance	31,918	33,567
Interest subsidy	30,252	36,789
Laundry	1,051	670
Other income	622	614
Total revenues	166,199	161,491

Expenses:
Maintenance and operating	31,670	24,671
Utilities	21,119	19,310
Administrative	39,192	36,738
Management fee	11,211	10,927
Taxes	12,062	11,314
Insurance	2,884	2,763
Interest	43,535	43,884
Overage	72	--
Depreciation	61,853	37,213
Total expenses	223,598	186,820

Operating loss	(57,399)	(25,329)

Other income and expense:
Interest income	49	119
Total other income and expenses	49	119

Net loss	$(57,350)	$(25,210)

See accompanying notes to financial statements.

Sierra's Run L.P.
Statements of Changes in Partners' Equity
Years Ended December 31, 2009 and 2008

Balance, January 1, 2008	$1,432,743
Net loss	(25,210)
Partner contributions	482,677
Balance, December 31, 2008	$1,890,210

Balance, January 1, 2009	$1,890,210
Net loss	(57,350)
Balance, December 31, 2009	$1,832,860

See accompanying notes to financial statements.

Sierra's Run L.P.
Statements of Cash Flows

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Cash flows from operating activities:
Net loss	$(57,350)	$(25,210)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depreciation	61,853	37,213

Decrease (increase) in:
Tenants' security deposits	(783)	(803)
Tax and insurance escrow	43,446	(45,234)

Increase (decrease) in:
Accrued interest	(24)	(22)
Construction costs payable	--	(513,003)
Tenant security deposits	979	1,024
Net cash provided by (used in) operating activities	48,121	(546,035)

Cash flows from investing activities:
Increase in reserve account	(2,822)	(4,663)
Decrease in other reserves	--	94,629
Purchases of property and equipment	(3,873)	(244,205)
Net cash used in investing activities	(6,695)	(154,239)

Cash flows from financing activities:
Principal payments of mortgage payable - Rural Development	(2,464)	(2,189)
Principal payments of note payable - General Partner	(43,775)	221,020
Partner contributions	--	482,677
Net cash provided by (used in) financing activities	(46,239)	701,508

Net increase (decrease) in cash	(4,813)	1,234
Cash and cash equivalents at beginning of period	4,965	3,731
Cash and cash equivalents at end of period	$152	$4,965

Supplemental disclosure:
Interest paid in cash - net of subsidies	$13,307	$7,117

See accompanying notes to financial statements.

Sierra's Run L.P.
Notes to Financial Statements
Years Ended December 31, 2009 and 2008

1.     Organization and Summary of Significant Accounting Policies:

Organization
Sierra's Run L.P. (the Partnership), was organized in March, 2007 as a limited partnership to purchase, develop, construct, own, maintain, and operate a 21-unit rental housing Project for persons of low and moderate income. The Project is located in the city of Fernley, Nevada, and is currently known as Sierra's Run Apartments (the Project). The major activities of the Partnership are governed by the partnership agreement, USDA-Rural Development, and Internal Revenue Code Section 42. The Partnership is regulated by Rural Development as to rent charges and operating methods.

Each building of the project has qualified and been allocated low-income housing tax credits pursuant to Internal Revenue Code Section 42, which regulates the use of the Project as to occupant eligibility and unit gross rent, among other requirements. Each building of the Project must meet the provisions of these regulations during each of fifteen consecutive years in order to continue to qualify to receive the tax credits. Failure to comply with occupant eligibility and/or unit gross rent requirements, or to correct noncompliance within a specified time period, could result in recapture of previously claimed low-income housing tax credits plus interest and penalties. Such noncompliance may require an adjustment to the contributed capital by the limited partners.

In accordance with Rural Development requirements, the partners of the Partnership are restricted to a per annum cash return of $31,732. Unpaid distributions may accumulate for payment the following year. Profits and losses from operations are distributed to the general partners and the limited partners according to the Partnership agreement.

Basis of Accounting
The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Property and Equipment
Property and equipment are recorded at cost and depreciated using the straight-line method of depreciation over the estimated useful lives of the assets, as shown below. When assets are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in income for the period. Maintenance and repairs, including the replacement of minor items, are expensed as incurred, and major additions to buildings, furnishings, and equipment are capitalized.

Major Groupings	Useful Lives (years)
Buildings and improvements	40
Furniture and equipment	5

Sierra's Run L.P.
Notes to Financial Statements
Years Ended December 31, 2009 and 2008

1.     Organization and Summary of Significant Accounting Policies (continued):

Income Taxes
Income taxes on Partnership income are levied on the partners at the partner level. Accordingly, all profits and losses of the Partnership are recognized by each partner on its respective tax return. Federal and state tax authorities generally have the right to examine and audit the previous three years of tax returns filed. Any interest or penalties assessed to the Partnership are recorded in operating expenses. For the years ended December 31, 2009 and 2008, there was no interest or penalties recorded in the accompanying financial statements.

Cash and Cash Equivalents
For purposes of the statement of cash flows, cash and cash equivalents include all cash balances and highly liquid short-term investments with a maturity of three months or less. Restricted deposits and funded reserves are not considered cash equivalents.

Rental Income
Rental income is recognized as rents become due. Rental payments received in advance are deferred until earned. Interest and other sources of revenue are recognized as the period transpires for which the interest is earned or as services are rendered, and when the amounts and collection have been reasonably assured. Unearned revenue includes housing assistance payments from USDA-Rural Development and tenant rents paid in advance of the period in which these payments are recognized as revenue. All leases between the Partnership and the tenants of the property are operating leases.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

Accounts Receivable and Bad Debts
Accounts receivable consist of tenant rents receivable. The Partnership's customers are primarily low-income rental tenants that may be affected by changing economic conditions. Management believes that its credit review procedures and tenant deposits have adequately provided for usual and customary credit-related losses. The Partnership's policy for charging off tenant receivables is to consider write-down of receivables extending beyond 120 days after significant collection efforts have been made or when the financial condition of tenants warrants charge-off. Tenant receivables are determined to be past due after 30 days regardless of whether partial payments have been received. Based on the Partnership's policy for charging off tenant receivables, the bad debts allowance is usually insignificant.

Sierra's Run L.P.
Notes to Financial Statements
Years Ended December 31, 2009 and 2008

1.    Organization and Summary of Significant Accounting Policies (continued):

Recently Issued Accounting Pronouncements
The Partnership has reviewed the recently issued FASB Codifications (ASC's) for the years ended December 31, 2009 and 2008, and has determined that none of the recently issued accounting codifications will have a material effect on the fair presentation of these financial statements.

2.     Long-Term Liabilities

Mortgage payable-Rural Development
The mortgage note payable of $366,066 as of December 31, 2009, consists of a Rural Rental Housing Program mortgage loan under Rural Development. The mortgage note is collateralized by the land and building and bears interest at 11.875% per annum. This contract rate is subject to an interest credit agreement, which reduces the effective interest rate to 1% per annum. Principal and interest are payable in equal monthly installments of $1,314, net of interest subsidy. The mortgage note is due February 2034.

Note Payable - Developer Fee
The note payable of $177,245 as of December 31, 2009, is for developer fees due Gregory Development, an affiliate of the general partner of the Partnership (See Note 6). The note is not collateralized and does not bear interest. The note payable is to be paid through distributions from surplus cash according to the terms set forth in the Partnership Agreement. In the event surplus cash is not sufficient enough to satisfy the Development Fee, the remainder shall be paid through available net operating income in accordance with the afore mentioned Partnership Agreement. Accordingly, it has been classified as long-term because the Partnership doesn't anticipate achieving the terms in 2010.

Future maturities of long-term debt are as follows:

Year ending December 31,

2010	$2,795
2011	3,146
2012	3,540
2013	3,985
2014	4,486
Thereafter	525,359
$543,311

Sierra's Run L.P.
Notes to Financial Statements
Years Ended December 31, 2009 and 2008

2.    Long-Term Liabilities (continued):

As is customary in the low-income housing industry, interest rates on loans used to finance the purchase of low-income housing are, in some cases, substantially below usual prevailing market rates in other industries and many loans bear interest rate subsidies and longer terms than what is customary. As a result, debt discounts based on the future value of the cumulative differences between actual interest rates and prevailing market rates have not been recorded on the Partnership's financial statements as the difference between actual interest rates and interest rates that are customary in the industry are not considered material. Management is of the opinion that recording substantial debt discounts based on differences from prevailing rates in other industries would make the financial statements misleading.

3.    Economic Dependency

A substantial amount of the revenues received by the Partnership come from U.S. Department of Agriculture-Rural Development. The Partnership received $31,918 and $33,567 in rental subsidies from the Rural Development contract during the years ended December 31, 2009 and 2008, respectively, in addition to interest subsidies of $30,252 and $36,789, respectively. Operation of the Partnership depends upon continued funding by the U.S. Government.

4.    Risk Management

The Partnership is exposed to various risks of loss related to torts; theft of, damage to, and destruction of assets; errors and omissions; injuries to employees; and natural disasters. Various insurance policies have been purchased to cover the risks described above. The insurance policies require minimal deductible amounts which the Partnership pays in the event of any loss. The Partnership also has purchased a workers' compensation policy. Settled claims resulting from losses have not exceeded commercial insurance coverage in any of the past three fiscal years.

5.    Cash Deposits

At December 31, 2009 and 2008, the carrying amount of the Partnership's cash deposits were $23,567 and $68,221, respectively, and the bank balances were $27,073 and $68,496, respectively. Of the bank balances, $27,073 and $68,496, respectively, were covered by federal depository insurance.

6.     Related Party Transactions

The Project is managed by Weststates Property Management Co. (Weststates), an affiliate of the general partner. Under the Rural Development approved management agreement, fees of $11,211 and $10,927 were paid to Weststates for Project management during the years ended December 31, 2009 and 2008, respectively. Weststates also received reimbursements from the Partnership for the following expenditures:

Sierra's Run L.P.
Notes to Financial Statements
Years Ended December 31, 2009 and 2008

6.     Related Party Transactions-(continued)

	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008
Manager salary	$11,405	$11,128
Repair and maintenance/labor	19,065	15,862
Group insurance	2,674	2,238
Workers compensation	1,148	1,017
Payroll taxes	2,961	2,606
	$37,253	$32,851

Gregory Development, which is owned by an affiliate of the general partner, was paid $43,775 and $61,125 for the years ended December 31, 2009 and 2008, respectively, for developer fees. The total amount owed Gregory Development as of December 31, 2009 and 2008 is $177,245 and $221,020, respectively.

Coin-Op in Nevada, which is an affiliate of the general partner, has entered into a year-to-year revenue-sharing agreement with the Partnership to provide onsite laundry machine service to the tenants. The Partnership received $1,051 and $670 for these services during the years ended December 31, 2009 and 2008, respectively.

7.    Subsequent Events

The Partnership has evaluated subsequent events through March 19, 2010, which is the date the financial statements were available to be issued. The Partnership did not identify any subsequent events or transactions that should be disclosed.

SUPPLEMENTAL INFORMATION

Sierra's Run L.P.
Supplemental Information
Year Ended December 31, 2009

1.     Management Fee Calculation

The management fee is based on a fee per unit occupied by tenants during the month.

Total Qualified Units (21 Units * 12 months)	252
Less: Rent Free Unit
Vacancies	30
Total Occupied Units	222

Fee per Unit (Effective January 2009)	$50.50

Management Fee Expense	$11,211

2.    Insurance Disclosure
     The Partnership maintains insurance coverage as follows:

	Deductible	Coverage
Property Coverage on Buildings	$2,500	$893,750
Comprehensive Business Liability	$--	$1,000,000
Fidelity / Employee Dishonesty	$5,000	$1,000,000

3.   Return to Partners

In accordance with the Loan Agreement, the annual return to owner is as follows:

Maximum Return to Partners	$31,732

Budgeted Return to Partners	$31,732

Return to Partners Paid:
General Partner Distribution	--
Limited Partner Distribution	--
$--

Child, Van Wagoner & Bradshaw, PLLC
CERTIFIED PUBLIC ACCOUNTANTS

Report on Internal Control over Financial Reporting
and on Compliance and Other Matters Based on an
Audit of Financial Statements Performed in
Accordance with Government Auditing Standards

To the Partners,
Sierra's Run L.P.

We have audited the financial statements of Sierra's Run L.P. (the Partnership), as of and for the year ended December 31, 2009, and have issued our report thereon dated March 19, 2010. We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.

Internal Control over Financial Reporting
In planning and performing our audit, we considered the Partnership's internal control over financial reporting as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we do not express an opinion on the effectiveness of the Partnership's internal control over financial reporting.

A deficiency in internal control exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent, or detect and correct misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control such that there is a reasonable possibility that a material misstatement of the entity's financial statements will not be prevented, or detected and corrected on a timely basis.

Our consideration of internal control over financial reporting was for the limited purpose described in the first paragraph of this section and was not designed to identify all deficiencies in internal control over financial reporting that might be deficiencies, significant deficiencies or material weaknesses. We did not identify any deficiencies in internal control over financial reporting that we consider to be material weaknesses, as defined above.

To the Partners,
Sierra's Run L.P.

Compliance and Other Matters
As part of obtaining reasonable assurance about whether the Partnership's financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements, and other matters, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit, and accordingly, we do not express such an opinion. The results of our tests disclosed no instances of noncompliance or other matters that are required to be reported under Government Auditing Standards.

This report is intended for the information of the partners, management, and the U.S. Department of Agriculture-Rural Development and is not intended to be and should not be used by anyone other than these specified parties.

/s/ Child, Van Wagoner & Bradshaw

Child, Van Wagoner & Bradshaw, PLLC
Kaysville, Utah
March 19, 2010

Sierra's Run LP.
Schedule of Findings and Questioned Costs
Year Ended December 31, 2009

Material Misstatements

During our audit for the year end December 31, 2009, we noted no Material Misstatements.

Significant Deficiencies

During our audit for the year end December 31, 2009, we noted no Significant Deficiencies.

Sierra's Run LP.
Schedule of Findings and Questioned Costs - Prior Years
Year Ended December 31, 2009

No matters were reported for the audit year ended December 31, 2008.

<<SORT NAME>>

ACTION BY WRITTEN CONSENT OF LIMITED PARTNERS
Please mark one box below and return to the address below by __________ ___, 2010

This Written Consent is solicited on behalf of the Partnership and the General Partner.

The undersigned, as record holder of ________ units of limited partnership interest in WNC Housing Tax Credit Fund VI, L.P., Series 13 (the “Partnership”), hereby acknowledges receipt of the Consent Solicitation Statement dated __________ ___, 2010 and hereby votes all the units of limited partnership interest in the Partnership held by him, her or it as follows:

   Proposal. For the purposes and with the effects described in the Consent Solicitation Statement dated __________ ___, 2010, the General Partner proposes to amend the Partnership Agreement by adding Section 5.2.6 thereto to read as follows:

“The provisions of Section 5.3.2(vi) shall be inapplicable to the sale of the Local Limited Partnership Interests in Fernwood Meadows Limited Partnership and Sierra’s Run Limited Partnership, and the General Partner shall be permitted to sell such Local Limited Partnership Interests to an Affiliate of the General Partner, provided that the combined net proceeds to the Partnership from such sales is an amount at least equal to $2,829,427.”

MARK ONLY ONE BOX

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

This Written Consent, when properly executed and returned to the Partnership, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE FOR THE PROPOSAL, THIS CONSENT, IF SO EXECUTED AND RETURNED, WILL BE VOTED FOR THE PROPOSAL. When units are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full legal title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: __________________	____________________________
Signature
____________________________
Signature (if held jointly)

Return in the enclosed self-address stamped envelope or fax to:

Attention: Christina Nguyen
WNC & Associates, Inc.
17782 Sky Park Circle
Irvine, CA 92614
Ph: 714-662-5565 ext. 600
Fax: 714-708-8498